STRONG LARGE CAP CORE FUND
                           STRONG MULTI CAP VALUE FUND

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051

September 15, 2003

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Large Cap Core Fund ("Large Cap Core Fund"), a series of Strong Equity Funds, Inc., and Strong Multi Cap Value Fund ("Multi Cap Value Fund"), a series of Strong Equity Funds II, Inc., will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on October 31, 2003 at 9:00 a.m., Central Time. Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of either the Large Cap Core Fund, or Multi Cap Value Fund on August 29, 2003.

The Board of Directors of Strong Equity Funds, Inc. and Strong Equity Funds II, Inc. ("Board") has proposed that (1) the Large Cap Core Fund be combined with the Strong Growth and Income Fund ("Growth and Income Fund"), a series of Strong Conservative Equity Funds, Inc., and (2) the Multi Cap Value Fund be combined with the Strong Advisor Small Cap Value Fund ("Small Cap Value Fund"), a series of Strong Equity Funds, Inc., in tax-free reorganizations (individually, "Reorganization" and collectively, "Reorganizations"). (The Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund are sometimes referred to collectively as the "Funds.") If the shareholders of the Large Cap Core Fund approve the proposal, they will become shareholders of the Growth and Income Fund and their Large Cap Core Fund shares will be exchanged for an amount of Growth and Income Fund Investor Class shares of equal value. If the shareholders of the Multi Cap Value Fund approve the proposal, they will become shareholders of the Small Cap Value Fund and their Multi Cap Value Fund shares will be exchanged for an amount of Small Cap Value Fund Class Z shares of equal value. No sales charges will be imposed in connection with the Reorganizations. In addition, we do not expect the Reorganizations to cause shareholders to recognize any federally taxable gains or losses on their Large Cap Core Fund or Multi Cap Value Fund shares.

(1) The investment objective of the Large Cap Core Fund is capital growth, while the Growth and Income Fund seeks high total return by investing for capital growth and income. Both the Large Cap Core Fund and the Growth and Income Fund focus their investments, under normal conditions, in large-capitalization securities with the potential for growth. Therefore, the investment strategies of the Large Cap Core Fund and the Growth and Income Fund are similar. However, the net assets of the Large Cap Core Fund ($4.1 million on June 30, 2003) are significantly smaller than those of the Growth and Income Fund ($760.5 million on June 30, 2003). We don't currently believe that the Large Cap Core Fund will experience significant asset growth in the near future. In light of the Large Cap Core Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board has determined that the proposed Reorganization is in the best interests of shareholders of the Large Cap Core Fund.

(2) The investment objective of the Multi Cap Value Fund is long-term capital growth. Current income is a secondary objective. The Small Cap Value Fund seeks capital growth. The Multi Cap Value Fund invests its net assets in stocks of small-, medium-, and large-capitalization companies, though the emphasis has been on small- and medium-capitalization companies that the manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Small Cap Value Fund invests its net assets in stocks of small-capitalization companies that are undervalued relative to the market based on earnings, cash flow, or asset value. Therefore, the investment strategies of the Multi Cap Value Fund and the Small Cap Value Fund are similar. However, the net assets of the Multi Cap Value Fund ($225.8 million on June 30, 2003) are significantly smaller than those of the Small Cap Value Fund ($1.498 billion on June 30, 2003). In light of the Multi Cap Value Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board has determined that the proposed Reorganization is in the best interests of shareholders of the Multi Cap Value Fund.

Accordingly,   the  Board   strongly   urges  you  to  vote  for  the   proposed
Reorganizations.

The enclosed materials provide more information. Please read this information carefully and call the Funds' proxy solicitor, Alamo Direct Mail Services, Inc., at 1-866-204-6490 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed Reorganizations. Please vote for the proposal by toll-free telephone or through the Internet according to the enclosed Voting Instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

Thank you for your support.

                                                    Sincerely,



                                                    Richard S. Strong
                                                    Chairman

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 31, 2003?

A. Shareholders of the Strong Large Cap Core Fund ("Large Cap Core Fund") are being asked to approve its Reorganization into the Strong Growth and Income Fund ("Growth and Income Fund"). Shareholders of the Strong Multi Cap Value Fund ("Multi Cap Value Fund") are being asked to approve its Reorganization into the Strong Advisor Small Cap Value Fund ("Small Cap Value Fund").

Q.       HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. The Board of Directors has unanimously agreed that each Reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.       HOW WILL THE REORGANIZATION AFFECT ME AS A SHAREHOLDER?

A. A shareholder of the Large Cap Core Fund will become a shareholder of the Growth and Income Fund, a Fund with similar investment objectives and policies, as well as a lower overall expense ratio. A shareholder of the Multi Cap Value Fund will become a shareholder of the Small Cap Value Fund, a Fund with similar investment objectives and policies, as well as a lower overall expense ratio.

Q.       WHAT IS THE TIMETABLE FOR THE REORGANIZATIONS?

A. If approved by shareholders at the October 31, 2003 Special Meeting, each Reorganization is expected to take effect as of the close of the New York Stock Exchange on a date shortly thereafter.

Q.       WHO WILL PAY FOR THE REORGANIZATION?

A. The expenses of each Reorganization, including legal expenses, printing, mailing, and postage, plus the cost of any supplementary solicitations, will be borne by the Advisor, Strong Capital Management, Inc.

Q.       WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?

A. For shareholders of the Large Cap Core Fund, an account will be created for you that will be credited with Growth and Income Fund Investor Class shares with an aggregate value equal to the value of your Large Cap Core Fund shares; however, no physical share certificates will be issued to you. For shareholders of the Multi Cap Value Fund, an account will be created for you that will be credited with Small Cap Value Fund Class Z shares with an aggregate value equal to the value of your Multi Cap Value Fund shares; however, no physical share certificates will be issued to you.

Q.       WILL THE REORGANIZATION RESULT IN ANY FEDERAL TAX LIABILITY TO ME?

A. Each Reorganization is intended to be tax-free for federal income tax purposes.

Q. CAN I EXCHANGE OR REDEEM MY LARGE CAP CORE FUND AND MULTI CAP VALUE FUND SHARES BEFORE THE REORGANIZATIONS TAKE
         PLACE?

A. Yes. You may exchange your Large Cap Core Fund and Multi Cap Value Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the Reorganizations take place, as set forth in your Fund prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.

Q.       WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATIONS?

A. If the Reorganization is not approved by shareholders of the Large Cap Core Fund, the Reorganization will not take place and you will remain a shareholder of the Large Cap Core Fund. If shareholders of the Multi Cap Value Fund do not approve the Reorganization, the Reorganization will not take place and you will remain a shareholder of the Multi Cap Value Fund.

Q.       I DON'T OWN VERY MANY SHARES. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, each Fund may not receive sufficient votes to hold its meeting.

Q.       WHO IS ENTITLED TO VOTE?

A. Any person who owned shares of the Large Cap Core Fund and/or Multi Cap Value Fund on the "record date," which was the close of business on August 29, 2003 is entitled to vote - even if you later sold your shares. You may cast one vote for each whole share and a fractional vote for each fractional share of the Large Cap Core Fund and Multi Cap Value Fund you owned on the record date.

Q.       HOW CAN I VOTE?

A.       You can vote your shares in any one of four ways:

o        Through the Internet.
o        By toll-free telephone.
o        By mail, using the enclosed proxy card.
o        In person at the meeting.

         We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.       I PLAN TO VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

A.       To  vote  through  the  Internet,   please  read  the  enclosed  Voting
         Instructions.

Q.       I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A.       To vote by telephone, please read the enclosed Voting Instructions.

Q.       I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.       WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?

A. You can call the Fund's proxy solicitor, Alamo Direct Mail Services, Inc., at 1-866-204-6490.

                           STRONG LARGE CAP CORE FUND
                      A SERIES OF STRONG EQUITY FUNDS, INC.

                           STRONG MULTI CAP VALUE FUND
                    A SERIES OF STRONG EQUITY FUNDS II, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2003

         A Special Meeting of Shareholders of the Strong Large Cap Core Fund ("Large Cap Core Fund") and Strong Multi Cap Value Fund ("Multi Cap Value Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on October 31, 2003 at 9:00 a.m., Central Time, for the purpose of considering the Proposals set forth below. Proposal 1A, if approved by the Large Cap Core Fund shareholders, will result in the transfer of the assets and liabilities of the Large Cap Core Fund to the Strong Growth and Income Fund ("Growth and Income Fund") in return for Investor Class shares of the Growth and Income Fund. Proposal 1B, if approved by the Multi Cap Value Fund shareholders, will result in the transfer of the assets and liabilities of the Multi Cap Value Fund to the Strong Advisor Small Cap Value Fund ("Small Cap Value Fund") in return for Class Z shares of the Small Cap Value Fund.

PROPOSAL 1A: To approve the Agreement and Plan of Reorganization of Strong Equity Funds, Inc., on behalf of the Strong Large Cap Core Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 1B: To approve the Agreement and Plan of Reorganization of Strong Equity Funds II, Inc., on behalf of the Strong Multi Cap Value Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

         The table below lists each Proposal described in this proxy statement and identifies shareholders entitled to vote on each Proposal:

                            PROPOSAL                                               SHAREHOLDERS ENTITLED TO VOTE
-----------------------------------------------------------------       -----------------------------------------------------
-----------------------------------------------------------------       -----------------------------------------------------
1A. To approve the Agreement and Plan of  Reorganization  of            Shareholders of the Large Cap Core Fund
Strong Equity Funds, Inc., on behalf of the Strong Large Cap
Core Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

1B. To approve the Agreement and Plan of  Reorganization  of            Shareholders of the Multi Cap Value Fund
Strong Equity Funds II, Inc., on behalf of the Strong Multi
Cap Value Fund,  including an amendment  to the  Articles of
Incorporation,  as described  in  the  Proxy   Statement/Prospectus,
and  the   transactions   it contemplates.

2. The transaction of such other business as may properly come before the meeting.

         Shareholders of record of the Large Cap Core Fund and Multi Cap Value Fund as of the close of the New York Stock Exchange on August 29, 2003 are entitled to notice of and to vote at this meeting or any adjournment of this meeting. Proposal 1A will be effected only if the shareholders of the Large Cap Core Fund approve the Proposal. Proposal 1B will be effected only if the shareholders of the Multi Cap Value Fund approve the Proposal.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------

         AS A SHAREHOLDER OF THE LARGE CAP CORE FUND AND/OR MULTI CAP VALUE FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF STRONG EQUITY FUNDS, INC. AND STRONG EQUITY FUNDS II, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS CAN ALSO REVOKE A PRIOR PROXY.

--------------------------------------------------------------------------------


                                           By Order of the Board of Directors,



                                           Richard W. Smirl
                                           Vice President and Secretary

Menomonee Falls, Wisconsin
September 15, 2003

24


                           PROXY STATEMENT/PROSPECTUS

                            DATED SEPTEMBER 15, 2003

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                           STRONG LARGE CAP CORE FUND
                      A SERIES OF STRONG EQUITY FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                          STRONG GROWTH AND INCOME FUND
               A SERIES OF STRONG CONSERVATIVE EQUITY FUNDS, INC.

                                       AND

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                           STRONG MULTI CAP VALUE FUND
                    A SERIES OF STRONG EQUITY FUNDS II, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                       STRONG ADVISOR SMALL CAP VALUE FUND
                      A SERIES OF STRONG EQUITY FUNDS, INC.

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-414-359-1400
                                 1-800-368-3863
                 DEVICE FOR THE HEARING IMPAIRED: 1-800-999-2780

         THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS ("BOARD") OF STRONG EQUITY FUNDS, INC. ON BEHALF OF ITS SERIES, THE STRONG LARGE CAP CORE FUND ("LARGE CAP CORE FUND"), AND OF STRONG EQUITY FUNDS II, INC. ON BEHALF OF ITS SERIES, THE STRONG MULTI CAP VALUE FUND ("MULTI CAP VALUE FUND"), IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") OF THE LARGE CAP CORE FUND AND MULTI CAP VALUE FUND TO BE HELD ON OCTOBER 31, 2003 AT 9:00 A.M., CENTRAL TIME, AT 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051 OR ANY ADJOURNMENT OF THE MEETING. At the Meeting, shareholders of the Large Cap Core Fund will be asked to consider and approve a proposed Reorganization, as described in the Agreement and Plan of Reorganization dated as of September 10, 2003 ("First Reorganization Agreement"), by and between Strong Equity Funds, Inc., on behalf of the Large Cap Core Fund, and Strong Conservative Equity Funds, Inc., on behalf of the Strong Growth and Income Fund ("Growth and Income Fund"), and shareholders of the Multi Cap Value Fund will be asked to consider and approve a proposed Reorganization, as described in the Agreement and Plan of Reorganization dated as of September 10, 2003 ("Second Reorganization Agreement"), by and between Strong Equity Funds II, Inc., on behalf of the Multi Cap Value Fund, and Strong Equity Funds, Inc., on behalf of the Strong Advisor Small Cap Value Fund ("Small Cap Value Fund"). The Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund are sometimes referred to collectively as the "Funds." A form of the Reorganization Agreement is attached in Exhibit A. Proposal 1A, if approved by the shareholders of the Large Cap Core Fund, will result in the transfer of the assets and liabilities of the Large Cap Core Fund to the Growth and Income Fund in return for Investor Class shares of the Growth and Income Fund. Proposal 1B, if approved by the shareholders of the Multi Cap Value Fund, will result in the transfer of the assets and liabilities of the Multi Cap Value Fund to the Small Cap Value Fund in return for Class Z shares of the Small Cap Value Fund.

PROPOSAL 1A: To approve the Agreement and Plan of Reorganization of Strong Equity Funds, Inc., on behalf of the Strong Large Cap Core Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 1B: To approve the Agreement and Plan of Reorganization of Strong Equity Funds II, Inc., on behalf of the Strong Multi Cap Value Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

PROPOSAL 2: The transaction of such other business as may properly come before the meeting.

         The First Reorganization Agreement provides for (i) the transfer of the Large Cap Core Fund's assets and liabilities to the Growth and Income Fund; (ii) the issuance of Investor Class shares of the Growth and Income Fund to shareholders of the Large Cap Core Fund; and (iii) the amendment of Strong Equity Funds, Inc.'s Articles of Incorporation to eliminate the Large Cap Core Fund as a series of Strong Equity Funds, Inc.

         The Second Reorganization Agreement provides for (i) the transfer of the Multi Cap Value Fund's assets and liabilities to the Small Cap Value Fund;
(ii) the issuance of Class Z shares of the Small Cap Value Fund to shareholders of the Multi Cap Value Fund; and (iii) the amendment of Strong Equity Funds II, Inc.'s Articles of Incorporation to eliminate the Multi Cap Value Fund as a series of Strong Equity Funds II, Inc.

         The transactions described in the First Reorganization Agreement and the Second Reorganization Agreement are referred to in this Proxy Statement/Prospectus individually as "Reorganization" and collectively as "Reorganizations". Each Reorganization is expected to occur as of the close of market ("Effective Time") on a date shortly after the Reorganizations are approved by shareholders ("Closing Date").

         Immediately after the transfer of the Large Cap Core Fund's assets and liabilities each holder of shares in the Large Cap Core Fund as of the Effective Time of the Reorganization will receive a number of Investor Class shares of the Growth and Income Fund with the same aggregate value as the shareholder had in the Large Cap Core Fund as of the Effective Time. As of the Effective Time, shareholders of the Large Cap Core Fund will become shareholders of the Growth and Income Fund. Immediately after the transfer of the Multi Cap Value Fund's assets and liabilities each holder of shares in the Multi Cap Value Fund as of the Effective Time of the Reorganization will receive a number of Class Z shares of the Small Cap Value Fund with the same aggregate value as the shareholders had in the Multi Cap Value Fund as of the Effective Time. As of the Effective Time, shareholders of the Multi Cap Value Fund will become shareholders of the Small Cap Value Fund.

         The Large Cap Core Fund and the Multi Cap Value Fund each offer one class of shares - Investor Class shares. The Growth and Income Fund offers four classes of shares - Investor Class, Advisor Class, Institutional Class, and Class K shares. The Small Cap Value Fund also offers four classes of shares - Class A, Class B, Class C, and Class Z shares. Holders of Investor Class shares of the Large Cap Core Fund will receive an amount of Investor Class shares of the Growth and Income Fund equal in value to their Large Cap Core Fund shares. Holders of Investor Class shares of the Multi Cap Value Fund will receive an amount of Class Z shares of the Small Cap Value Fund equal in value to their Multi Cap Value Fund shares.

         The Large Cap Core Fund and Small Cap Value Fund are series of Strong Equity Funds, Inc. The Growth and Income Fund is a series of Strong Conservative Equity Funds, Inc. The Multi Cap Value Fund is a series of Strong Equity Funds II, Inc. Strong Equity Funds, Inc., Strong Conservative Equity Funds, Inc., and Strong Equity Funds II, Inc. are open-end management investment companies registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). Currently, the Funds are advised by Strong Capital Management, Inc. ("SCM"). Strong Investments, Inc. ("SII") is the principal underwriter of each mutual fund for which SCM is the investment advisor and/or Strong Investor Services, Inc. ("SIS") is the transfer agent and administrator ("Strong Family of Funds"). SCM, SII, and SIS are each wholly owned subsidiaries of Strong Financial Corporation ("SFC"), which is controlled by Richard S. Strong because of his stock ownership in SFC. Mr. Strong is a Director and Chairman of the Board of the Strong Family of Funds and a Director and Chairman of the Board of SFC and SCM.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Large Cap Core Fund and Multi Cap Value Fund should know before voting on the applicable Reorganization and it should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference. A Statement of Additional Information dated September 15, 2003 relating to this Proxy Statement/Prospectus and the Reorganization, which includes certain financial information about the Funds, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

         For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Large Cap Core Fund, see the Large Cap Core Fund's prospectus and Statement of Additional Information dated May 1, 2003, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Multi Cap Value Fund, see the Multi Cap Value Fund's prospectus and Statement of Additional Information dated May 1, 2003, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Large Cap Core Fund and Multi Cap Value Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

         For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Growth and Income Fund, see the Growth and Income Fund's prospectus and Statement of Additional Information dated May 1, 2003, as they may be amended and/or supplemented, which have been filed with the SEC. For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Small Cap Value Fund, see the Small Cap Value Fund's prospectus and Statement of Additional Information dated May 1, 2003, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and Statement of Additional Information for the Growth and Income Fund and Small Cap Value Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling toll-free at 1-800-368-3863.

         This Proxy Statement/Prospectus is expected to be sent to shareholders on or about September 15, 2003.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE
                    SECURITIES OR PASSED UPON THE ADEQUACY OF
                      THIS PROXY STATEMENT/PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                                TABLE OF CONTENTS


                                                                                                                 PAGE

SYNOPSIS ..........................................................................................................8

         The Reorganizations.......................................................................................8

         Board Recommendation......................................................................................9

         The Corporations..........................................................................................9

         Fees and Expenses........................................................................................10

         Investment Advisor and Portfolio Managers................................................................13

         Comparison of Principal Investment Objectives, Strategies, and Policies..................................14

         Purchase, Exchange, and Redemption Procedures and Distribution Policies..................................17

COMPARISON OF PRINCIPAL INVESTMENT RISKS..........................................................................20

INFORMATION RELATING TO THE REORGANIZATIONS.......................................................................22

         Description of the Reorganizations.......................................................................22

         Costs of Reorganizations.................................................................................24

         Federal Income Taxes.....................................................................................25

         Capitalization...........................................................................................26

REASONS FOR THE REORGANIZATIONS...................................................................................28

SHAREHOLDER RIGHTS................................................................................................30

         General Information......................................................................................30

         Authorized Shares........................................................................................30

         Voting Rights............................................................................................30

         Shareholder Meetings.....................................................................................30

         Election and Term of Directors...........................................................................31

         Shareholder Liability....................................................................................31

         Director Liability.......................................................................................31

MORE INFORMATION ABOUT THE FUNDS..................................................................................32

         Financial Information....................................................................................33

BOARD RECOMMENDATION..............................................................................................34

VOTING MATTERS....................................................................................................34

         General Information......................................................................................34

         Voting Rights and Required Vote..........................................................................34

         Record Date and Outstanding Shares.......................................................................35

         Security Ownership of Certain Beneficial Owners and Management...........................................35

         Expenses.................................................................................................37

OTHER BUSINESS....................................................................................................37

SHAREHOLDER INQUIRIES.............................................................................................38

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION.........................................................A-1

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE..........................................................B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE GROWTH AND INCOME FUND AND SMALL CAP VALUE FUND.....................C-1


                                    SYNOPSIS

         This Synopsis is designed to allow you to compare the current fees, investment objectives, strategies, and policies, and distribution, purchase, exchange, and redemption procedures of the Large Cap Core Fund with those of the Growth and Income Fund and of the Multi Cap Value Fund with the Small Cap Value Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund, as each may be amended and/or supplemented.

THE REORGANIZATIONS

         BACKGROUND. Pursuant to the First Reorganization Agreement (a form of which is attached in Exhibit A), the Large Cap Core Fund will transfer all of its assets and liabilities to the Growth and Income Fund in exchange solely for Investor Class shares of the Growth and Income Fund. The Large Cap Core Fund will distribute the Growth and Income Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Large Cap Core Fund will become shareholders of the Growth and Income Fund. Pursuant to the Second Reorganization Agreement (a form of which is attached in Exhibit A), the Multi Cap Value Fund will transfer all of its assets and liabilities to the Small Cap Value Fund in exchange solely for Class Z shares of the Small Cap Value Fund. The Multi Cap Value Fund will distribute the Small Cap Value Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Multi Cap Value Fund will become shareholders of the Small Cap Value Fund. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other Strong Funds with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. No sales charges will be imposed in connection with the Reorganizations.

         TAX CONSEQUENCES. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If each Reorganization so qualifies, shareholders of the Large Cap Core Fund and Multi Cap Value Fund will not recognize a gain or a loss for federal income tax purposes in the transactions contemplated by the Reorganizations.

         RISK FACTORS. Although the principal investment objectives and policies of the Large Cap Core Fund and the Growth and Income Fund are similar, an investment in the Large Cap Core Fund may involve principal investment risks that are, in some respects, different from those of the Growth and Income Fund. A primary difference is that the Large Cap Core Fund invests in medium-capitalization companies, while the Growth and Income Fund primarily invests in large-capitalization companies. Another primary difference is that the Growth and Income Fund invests in derivative securities and the Large Cap Core Fund generally does not.

         Although the principal investment objectives and policies of the Multi Cap Value Fund and the Small Cap Value Fund are similar, an investment in the Multi Cap Value Fund may involve principal investment risks that are, in some respects, different from those of the Small Cap Value Fund. The primary difference is that the Multi Cap Value Fund may substantially invest in a particular economic sector, while the Small Cap Value Fund does not substantially invest in a particular economic sector. Though the Multi Cap Value Fund and Small Cap Value Fund both use derivatives and employ similar hedging strategies, the Multi Cap Value Fund writes put and call options to a greater extent than the Small Cap Value Fund.

         For a more complete discussion of the risks associated with the Funds and a comparison of these risks, see "PRINCIPAL INVESTMENT RISKS" below.

BOARD RECOMMENDATION

         The Board of the Large Cap Core Fund and the Multi Cap Value Fund, including the Directors who are not "interested persons" within the meaning of
Section 2(a)(19) of the 1940 Act ("Independent Directors"), has concluded that the Reorganizations would be in the best interests of the Large Cap Core Fund and its shareholders and the Multi Cap Value Fund and its shareholders, and that the interests of existing shareholders in the Large Cap Core Fund and Multi Cap Value Fund would not be diluted as a result of the transactions contemplated by the Reorganizations. The Board of the Growth and Income Fund and Small Cap Value Fund also concluded that the Reorganizations would be in the best interests of the Growth and Income Fund and its shareholders and the Small Cap Value Fund and its shareholders, and that the interests of existing shareholders in the Growth and Income Fund and Small Cap Value Fund would not be diluted as a result of the transactions contemplated by the Reorganizations. THE BOARD OF THE LARGE CAP CORE FUND AND THE MULTI CAP VALUE FUND RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATIONS.

THE CORPORATIONS

         The Large Cap Core Fund is a series of Strong Equity Funds, Inc., and the Growth and Income Fund is a series of Strong Conservative Equity Funds, Inc. The Multi Cap Value Fund is a series of Strong Equity Funds II, Inc., and the Small Cap Value Fund is a series of Strong Equity Funds, Inc. Strong Equity Funds, Inc., Strong Conservative Equity Funds, Inc., and Strong Equity Funds II, Inc. (collectively, the "Corporations") are open-end management investment companies registered with the SEC under the 1940 Act and were organized as Wisconsin corporations on December 28, 1990, December 28, 1990, and February 9, 2001, respectively. The Corporations may offer redeemable shares in different classes and/or series. The Large Cap Core Fund and Multi Cap Value Fund each currently offer only one class of shares - Investor Class shares. The Growth and Income Fund currently offers four classes of shares - Investor Class, Advisor
Class, Institutional Class, and Class K shares. The Small Cap Value Fund currently offers four classes of shares - Class A, Class B, Class C, and Class Z shares.

FEES AND EXPENSES

         There are no sales charges on purchases, exchanges, or redemptions. The following comparative fee tables describe the Fund expenses you may pay indirectly if you buy and hold shares of the Funds. The PRO FORMA line items show expenses of the Growth and Income Fund and Small Cap Value Fund as if the Reorganizations had occurred on January 1, 2002. The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2002. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

LARGE CAP CORE FUND

         Please note that SCM and SIS have contractually agreed to waive fees and/or absorb expenses for the Large Cap Core Fund until May 1, 2004, to keep Total Annual Fund Operating Expenses at no more than 2.00%. Although Total Annual Fund Operating Expenses for the combined Growth and Income Fund are expected to be lower than 2.00% for the Investor Class shares, pending shareholder approval of the proposed Reorganization, SCM and SIS have contractually agreed to apply this waiver/absorption on the combined Growth and Income Fund through May 1, 2004, to ensure that Total Annual Fund Operating Expenses following the Reorganization will not exceed 2.00% for Investor Class shares.

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                                                                                        NET ANNUAL
                                                                                                         OPERATING
                                                                                      CONTRACTUAL     EXPENSES (AFTER
                                                                    TOTAL ANNUAL        WAIVERS         CONTRACTUAL
                                       MANAGEMENT       OTHER         OPERATING          AND/OR       WAIVERS AND/OR
         FUND                             FEES        EXPENSES        EXPENSES        ABSORPTIONS      ABSORPTIONS)
------------------------------------ --------------- ------------ ------------------ --------------- ------------------
Large Cap Core Fund                       0.75%(1)      1.71%          2.46%(2)           0.46%           2.00%(2),(3)
Growth and Income Fund                    0.55%         0.88%          1.43%(2)          --               1.43%(2)
PRO FORMA - Growth and Income Fund        0.55%         0.88%          1.43%(2)           0.00%(4)        1.43%(2)

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) EACH FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR ANY OTHER EXPENSE REIMBURSEMENTS OR FEE WAIVER ARRANGEMENTS FOR THE LARGE CAP CORE FUND AND GROWTH AND INCOME FUND. AFTER GIVING EFFECT TO THESE CREDITS, EXPENSE REIMBURSEMENTS, AND FEE WAIVER ARRANGEMENTS, TOTAL ANNUAL OPERATING EXPENSES AS OF DECEMBER 31, 2002, WERE 1.84% FOR THE LARGE CAP CORE FUND AND 1.42% FOR THE GROWTH AND INCOME FUND. VOLUNTARY EXPENSE REIMBURSEMENTS AND FEE WAIVER ARRANGEMENTS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(3) SCM AND SIS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES UNTIL MAY 1, 2004, TO KEEP TOTAL ANNUAL OPERATING EXPENSES OF THE LARGE CAP CORE FUND AT NO MORE THAN 2.00%.
(4) PENDING SHAREHOLDER APPROVAL OF THE PROPOSED REORGANIZATION, SCM AND SIS HAVE CONTRACTUALLY AGREED TO APPLY A WAIVER/ABSORPTION THROUGH MAY 1, 2004, TO ENSURE THAT TOTAL ANNUAL OPERATING EXPENSES FOLLOWING THE REORGANIZATION FOR THE COMBINED GROWTH AND INCOME FUND WILL NOT EXCEED 2.00% FOR INVESTOR CLASS SHARES.

                                     EXAMPLE

         This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                            1 YEAR            3 YEARS           5 YEARS            10 YEARS
------------------------------------------ ------------------ ----------------- ----------------- -------------------
Large Cap Core Fund                              $203               $723             $1,269             $2,761
Growth and Income Fund                           $146               $452              $782              $1,713
PRO FORMA - Growth and Income Fund               $146               $452              $782              $1,713

MULTI CAP VALUE FUND

         Please note that, pending shareholder approval of the proposed Reorganization, SCM, SIS, and SII have contractually agreed to waive fees and/or absorb expenses for the Small Cap Value Fund until at least May 1, 2004, to ensure that Total Annual Fund Operating Expenses following the Reorganization for the combined Small Cap Value Fund will not exceed 1.49% for Class Z shares, with subsequent consideration with respect to extension of the contractual expense cap. Although Total Annual Operating Expenses for the combined Small Cap Value Fund are expected to be slightly higher than the Fund's Class Z current expense ratio as a result of the proposed Reorganization, the Board reviewed the slight increase in fees, and the addition of the contractual waiver, and noted that there would be no net increase in the Class Z expense ratio. As a result, the Board felt that participation in the proposed Reorganization was still in the best interest of both Funds and their shareholders.

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                                                                                      NET ANNUAL OPERATING
                                                                  TOTAL ANNUAL        CONTRACTUAL        EXPENSES (AFTER
                                       MANAGEMENT    OTHER          OPERATING       WAIVERS AND/OR     CONTRACTUAL WAIVERS
         FUND                             FEES       EXPENSES       EXPENSES          ABSORPTIONS      AND/OR ABSORPTIONS)
------------------------------------- -------------- ---------- ------------------ ------------------ ----------------------
Multi Cap Value Fund                  0.75%          0.90%          1.65%(1)              --               1.65%(1)
Small Cap Value Fund                  0.75%(2)       0.74%          1.49%(1)              --               1.49%(1)
PRO FORMA - Small Cap Value Fund      0.75%(2)       0.79%          1.54%(3)             0.05%             1.49%(3)

(1)EACH FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR ANY OTHER EXPENSE REIMBURSEMENTS OR FEE WAIVER ARRANGEMENTS FOR THE MULTI CAP VALUE FUND AND SMALL CAP VALUE FUND. AFTER GIVING EFFECT TO THESE CREDITS, EXPENSE REIMBURSEMENTS, AND FEE WAIVER ARRANGEMENTS, TOTAL ANNUAL OPERATING EXPENSES AS OF DECEMBER 31, 2002, WERE 1.62% FOR THE MULTI CAP VALUE FUND AND 1.48% FOR THE SMALL CAP VALUE FUND. VOLUNTARY EXPENSE REIMBURSEMENTS AND FEE WAIVER ARRANGEMENTS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(2)THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(3)PENDING SHAREHOLDER APPROVAL OF THE PROPOSED REORGANIZATION, SCM, SIS, AND SII HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES UNTIL AT LEAST MAY 1, 2004, TO ENSURE THAT TOTAL ANNUAL OPERATING EXPENSES FOLLOWING THE REORGANIZATION FOR THE COMBINED SMALL CAP VALUE FUND WILL NOT EXCEED 1.49% FOR CLASS Z SHARES.

                                     EXAMPLE

         This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                      1 YEAR              3 YEARS           5 YEARS           10 YEARS
----------------------------------------- ------------------- ----------------- ----------------- -------------------
Multi Cap Value Fund                      $170                $526              $907              $1,976
Small Cap Value Fund                      $152                $471              $813              $1,779
PRO FORMA - Small Cap Value Fund          $157                $486              $839              $1,834

The examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

         SCM, a company controlled by Richard S. Strong because of his stock ownership in SFC, is the investment advisor to each of the Funds. Mr. Strong is a Director and Chairman of the Board of the Strong Family of Funds and a Director and Chairman of the Board of SCM and SFC. SCM is registered as an investment advisor under the 1940 Act. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM provides investment management services for mutual funds and other investment portfolios. SCM had over $42 billion in assets under management as of July 31, 2003.

         As compensation for its advisory services, the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund each pay SCM a management fee at the annual rate specified below of the average daily net asset value of that Fund.

                                              FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
                                                 $4 BILLION           $2 BILLION ASSETS       $6 BILLION AND ABOVE
                                            ---------------------- ------------------------- -----------------------
Large Cap Core Fund                                 0.75%*                  0.725%                    0.70%
                                                                        FOR ALL ASSETS
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
Growth and Income Fund                                                       0.55%

* ASSETS WERE $4.1 MILLION AS OF JUNE 30, 2003.  SEE "CAPITALIZATION."

                                                                        FOR ALL ASSETS
                                            ------------------------------------------------------------------------
Multi Cap Value Fund                                                         0.75%
                                               FOR ASSETS UNDER           FOR THE NEXT             FOR ASSETS
                                                  $4 BILLION           $2 BILLION ASSETS      $6 BILLION AND ABOVE
                                            ------------------------ ----------------------- -----------------------
                                            ------------------------ ----------------------- -----------------------
Small Cap Value Fund                                0.75%*                    0.725%                  0.70%
* ASSETS WERE $1,498 MILLION AS OF JUNE 30, 2003.  SEE "CAPITALIZATION."

The following individuals are the Funds' portfolio managers:

KAREN E. MCGRATH manages the LARGE CAP CORE FUND. She joined Strong as a Portfolio Manager in September 1995 and has earned the right to use the Chartered Financial Analyst designation. Ms. McGrath has managed the LARGE CAP CORE FUND since February 2002. From January 1990 until September 1995, she was a Portfolio Manager of equity accounts at National Investment Services, Inc., formerly known as National Investment Services of America, Inc. From 1976 to 1989, Ms. McGrath was a Portfolio Manager of equity accounts at Loomis Sayles & Company, Inc. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.

RIMAS M. MILAITIS manages the GROWTH AND INCOME FUND. He joined Strong as a Portfolio Manager in December 1995. He has managed the GROWTH AND INCOME FUND since its inception in December 1995. From March 1992 to December 1995, he managed several core equity portfolios that invested in stocks and bonds at Aon Advisors, Inc. (AAI). From March 1990 to March 1992, he served as an equity trader/analyst to AAI. From March 1987 to March 1990, Mr. Milaitis was an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration degree in finance from DePaul University in 1991.

Mr. Milaitis will continue to manage the combined GROWTH AND INCOME FUND after the Reorganization.

I. CHARLES RINALDI manages the MULTI CAP VALUE FUND and the SMALL CAP VALUE FUND. He joined Strong as a Portfolio Manager in November 1997 and has managed the MULTI CAP VALUE Fund since May 2001 and the SMALL CAP VALUE FUND since its inception in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a vice president from November 1989 to January 1994 and as a senior vice president from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed by Glickenhaus & Co. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.

Mr. Rinaldi will continue to manage the combined SMALL CAP VALUE FUND after the Reorganization.

COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES

         This section will help you compare the principal investment objectives, strategies, and policies of the Funds. Please be aware that this is only a brief discussion. You can find more complete information in the Funds' prospectus, as it may be amended and/or supplemented.

         The investment objective of the LARGE CAP CORE FUND is to seek capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

         The investment objective of the GROWTH AND INCOME FUND is to provide investors with high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.

         The investment objective of the MULTI CAP VALUE FUND is to seek long-term capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the energy sector or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

         The investment objective of the SMALL CAP VALUE FUND is to seek capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500TM Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. The Fund writes put and call options. This means that the Fund sells an option to another party so that it may either sell a stock to
(put) or buy a stock from (call) the Fund at a predetermined price in the future. When the Fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's manager to predict movements of the price of the hedged stock. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

         The Funds' managers may invest up to 100% of the Funds' assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Funds' managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Funds earning a lower return than they would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objective.

         SIGNIFICANT DIFFERENCES. Both the Large Cap Core Fund and the Growth and Income Fund invest primarily in large-capitalization companies, while the Large Cap Core Fund also invests in medium-capitalization companies. The Growth and Income Fund invests in derivative securities, while the Large Cap Core Fund does not. In addition, the portfolio managers of the Large Cap Core Fund and Growth and Income Fund have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better Fund performance than another style.

         The Multi Cap Value Fund invests in small-, medium- and large-capitalization stocks while the Small Cap Value Fund invests primarily in small-capitalization stocks. The Multi Cap Value Fund may, at times, substantially invest in a particular economic sector, while the Small Cap Value Fund currently does not.

PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES AND DISTRIBUTION POLICIES

         PURCHASE PROCEDURES. THE INVESTOR CLASS SHARES OF THE LARGE CAP CORE FUND, GROWTH AND INCOME FUND, AND MULTI CAP VALUE FUND, AND THE CLASS Z SHARES OF THE SMALL CAP VALUE FUND HAVE IDENTICAL PURCHASE PROCEDURES. Shares of each Fund may be purchased directly through SIS by mail or wire, and if elected, by phone or through the Internet. Shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $1,000 for Education Savings Accounts, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts, and the lesser of $250 or $25 per month for SIMPLE-IRAs and 403(b)(7) plan, Keogh, Pension Plan, and Profit Sharing Plan accounts. Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Subsequent purchases must be for a minimum of $100 for regular accounts, Education Savings accounts, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts and $50 for SIMPLE-IRAs and 403(b)(7) plan, Keogh, Pension Plan, and Profit Sharing Plan accounts. Employee-sponsored retirement plan accounts for which Strong Retirement Plan Services, Inc. or an affiliate or alliance partner provides document or administrative services have no initial investment minimum. Each of the Funds reserves the right to change or waive investment minimums.

         Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SIS receives a purchase order and payment. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason. The NAV of each Fund's shares is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central
Time). The NAV per share is calculated by dividing the total market value of the Fund's investments and other assets attributable to the Fund's shares, less any Fund liabilities attributable to the Fund's shares, by the total outstanding shares. NAV is based on the market value of the securities in each Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, SCM determine the "fair value" of the security in good faith under the supervision of the Board. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used. Some of each Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate the Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when SCM, under the supervision of the Board, determines that such significant events require fair valuation of those portfolio securities that may be affected by the event.

         EXCHANGE PROCEDURES. THE INVESTOR CLASS SHARES OF THE LARGE CAP CORE FUND, GROWTH AND INCOME FUND, AND MULTI CAP VALUE FUND, AND THE CLASS Z SHARES OF THE SMALL CAP VALUE FUND HAVE IDENTICAL EXCHANGE PROCEDURES. You may exchange shares of a Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee, as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Frequent exchanges can interfere with Fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make. The Funds will consider the following factors to identify market timers: shareholders who
(1) have requested an exchange out of a Fund within 30 days of an earlier exchange request, (2) have exchanged shares out of a Fund more than twice in a calendar quarter, (3) have exchanged shares equal to at least $5 million or more than 1% of a Fund's net assets, or (4) otherwise seem to follow a timing pattern. SIS reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

         REDEMPTION PROCEDURES. THE LARGE CAP CORE FUND, GROWTH AND INCOME FUND, MULTI CAP VALUE FUND, AND SMALL CAP VALUE FUND HAVE IDENTICAL REDEMPTION PROCEDURES. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SIS receives the redemption request. Shareholders may submit redemption requests directly to SIS or through an intermediary. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. SIS may require signature guarantees under certain circumstances (e.g., when requesting that redemption proceeds be sent to a different name or address). If a shareholder's account balance drops below the investment minimum, SIS reserves the right to close the account. However, SIS will give the shareholder notice and 60 days to increase the account balance to the required minimum. SIS reserves the right to refuse, change, discontinue, or temporarily suspend telephone, facsimile, and online redemption privileges for any reason.

         REDEMPTIONS IN KIND. THE LARGE CAP CORE FUND, GROWTH AND INCOME FUND, MULTI CAP VALUE FUND, AND SMALL CAP VALUE FUND HAVE IDENTICAL REDEMPTION IN KIND PROVISIONS. SIS reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, SIS uses redemption in kind when large redemption requests may cause harm to a Fund and its shareholders.

         DISTRIBUTION POLICIES. THE LARGE CAP CORE FUND, GROWTH AND INCOME FUND, MULTI CAP VALUE FUND, AND SMALL CAP VALUE FUND HAVE SIMILAR DISTRIBUTION POLICIES. To the extent they are available, the Large Cap Core Fund, Multi Cap Value Fund, and Small Cap Value Fund pay dividends from net investment income and distribute capital gains annually. To the extent they are available, the Growth and Income Fund pays dividends from net investment income quarterly and distributes capital gains annually. There is no fixed dividend rate, and there can be no assurance that any of the Funds will pay any dividends or realize any capital gains. Dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund, unless you choose otherwise. Other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into a bank account.

         Any net investment income, other than qualified dividend income, and net short-term capital gains distributions you receive are normally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains and of qualified dividend income are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

         SOME OF THESE PROCEDURES AND SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

         The principal risks of investing in the LARGE CAP CORE FUND are those associated with investing in the stock market ("Stock Risks"). Stock Risk means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested. The Fund's use of an active trading approach may increase the Fund's costs and reduce the Fund's performance ("Active Trading Risk"). The Fund invests in both growth- and value-style stocks ("Growth- and Value-Style Investing Risk"). Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions, therefore the Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

         In addition, the Fund invests in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. ("Medium Companies Risks")

         The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the manager will produce the desired results ("Active Management Risk"). Finally, an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency ("Not Insured Risk").

         The principal risks of investing in the GROWTH AND INCOME FUND are Stock Risks, Active Trading Risk, Growth- and Value-Style Investing Risk, Active Management Risk, and Not Insured Risk, as each is described above.

         In addition, the Fund invests in such things as futures and options. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to losses in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such risks. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid, and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful hedge, and using them could lower the Fund's return. ("Derivatives Risk")

         SIGNIFICANT DIFFERENCES. The primary differences in principal risks between these two Funds relates to the fact that the Large Cap Core Fund is subject to Medium Companies Risk, and the Growth and Income Fund is subject to Derivatives Risk. Finally, each Fund's portfolio managers have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better Fund performance than another style.

         The principal risks of investing in the MULTI CAP VALUE FUND are Stock Risks, Active Management Risk, Derivatives Risk, and Not Insured Risk, as each is described above. In addition, the Fund's foreign investments may be subject to currency-rate fluctuations, political and economic instability, along with different financial reporting standards and taxes, less liquidity, and less-strict regulation of securities markets than U.S. investments ("Foreign Securities Risk"). In addition, the Fund invests in value-style stocks ("Value-Style Investing Risk"). Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions, therefore, the Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

         In addition, the Fund invests in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. ("Small and Medium Companies Risks") To the extent that the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. ("Sector Risk")

         The principal risks of investing in the SMALL CAP VALUE FUND are Stock Risks, Foreign Securities Risk, Value-Style Investing Risk, Derivatives Risk, Small and Medium Companies Risk, Active Management Risk, and Not Insured Risk, as each is described above.

         SIGNIFICANT DIFFERENCES. The primary difference in principal risks between these two Funds is that the Multi Cap Value Fund is subject to Sector Risk.

                   INFORMATION RELATING TO THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATIONS

         The following summary is qualified in its entirety by reference to each Reorganization Agreement, a form of which may be found in Exhibit A.

LARGE CAP CORE FUND

         The First Reorganization Agreement provides that all of the assets and liabilities of the Large Cap Core Fund will be transferred to the Growth and Income Fund as of the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Growth and Income Fund will simultaneously issue as of the Effective Time of the Reorganization a number of full and fractional Investor Class shares of the Growth and Income Fund to the Large Cap Core Fund equal in value to the NAV of the shares of the Large Cap Core Fund as of the Effective Time of the Reorganization.

         Shareholders of the Large Cap Core Fund owning shares as of the Effective Time of the Reorganization will receive a number of Investor Class shares of the Growth and Income Fund with the same aggregate value as the shareholder had in the Large Cap Core Fund as of the Effective Time of the Reorganization. This will be accomplished by the establishment of accounts or the transfer of shares in the names of the shareholders of the Large Cap Core Fund on the share records of the Growth and Income Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Growth and Income Fund due to the shareholders of the Large Cap Core Fund. Shares of the Large Cap Core Fund will then be reclassified as shares of the Growth and Income Fund. The Growth and Income Fund will not issue share certificates to shareholders. Shares of the Growth and Income Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Large Cap Core Fund's shareholders.

         All purchases received for additional investment in the Large Cap Core Fund after the Meeting date, but before the Effective Time on the Closing Date, which settle prior to the Effective Time on the Closing Date, will be deposited into the Large Cap Core Fund. Active Automatic Investment Plans, Payroll Direct Deposit Plans, and Automatic Exchange Plans, which currently purchase shares in the Large Cap Core Fund, will be converted so that they automatically invest shares in the Growth and Income Fund after the Reorganization is complete. In addition, all investments by current Large Cap Core Fund shareholders who attempt to purchase additional shares of the Large Cap Core Fund after the Reorganization is complete will be purchased into the Growth and Income Fund. If you have any questions or concerns about these account options, please call 1-800-368-3863 prior to the Reorganization.

         The First Reorganization Agreement contains customary representations, warranties, and conditions. It provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Large Cap Core Fund; (ii) receipt by the Large Cap Core Fund and the Growth and Income Fund of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to the Large Cap Core Fund, the Growth and Income Fund, and the shareholders of each Fund; and (iii) an opinion from counsel that the shares of Strong Equity Funds, Inc., of which the Large Cap Core Fund is a series, issued, and outstanding at the Effective Time, and the shares of Strong Conservative Equity Funds, Inc., representing the Growth and Income Fund, to be issued to shareholders of the Large Cap Core Fund, are duly authorized and validly issued, fully paid, and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Growth and Income Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Growth and Income Fund. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of a Corporation determines that the Reorganization is inadvisable.

MULTI CAP VALUE FUND

         The Second Reorganization Agreement provides that all of the assets and liabilities of the Multi Cap Value Fund will be transferred to the Small Cap Value Fund as of the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Small Cap Value Fund will simultaneously issue as of the Effective Time of the Reorganization a number of full and fractional Class Z shares of the Small Cap Value Fund to the Multi Cap Value Fund equal in value to the NAV of the shares of the Multi Cap Value Fund as of the Effective Time of the Reorganization.

         Shareholders of the Multi Cap Value Fund owning shares as of the Effective Time of the Reorganization will receive a number of Class Z shares of the Small Cap Value Fund with the same aggregate value as the shareholder had in the Multi Cap Value Fund as of the Effective Time of the Reorganization. This will be accomplished by the establishment of accounts or the transfer of shares in the names of the shareholders of the Multi Cap Value Fund on the share records of the Small Cap Value Fund's transfer agent. Each account will represent the respective PRO RATA number of full and fractional shares of the Small Cap Value Fund due to the shareholders of the Multi Cap Value Fund. Shares of the Multi Cap Value Fund will then be reclassified as shares of the Small Cap Value Fund. The Small Cap Value Fund will not issue share certificates to shareholders. Shares of the Small Cap Value Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Multi Cap Value Fund's shareholders.

         All purchases received for additional investment in the Multi Cap Value Fund after the Meeting date, but before the Effective Time on the Closing Date, which settle prior to the Effective Time on the Closing Date, will be deposited into the Multi Cap Value Fund. Active Automatic Investment Plans, Payroll Direct Deposit Plans, and Automatic Exchange Plans, which currently purchase shares in the Multi Cap Value Fund, will be converted so that they automatically invest shares in the Small Cap Value Fund after the Reorganization is complete. In addition, all investments by current Multi Cap Value Fund shareholders who attempt to purchase additional shares of the Multi Cap Value Fund after the Reorganization is complete will be purchased into the Small Cap Value Fund. If you have any questions or concerns about these account options, please call 1-800-368-3863 prior to the Reorganization.

         The Second Reorganization Agreement contains customary representations, warranties, and conditions. It provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of the Multi Cap Value Fund; (ii) receipt by the Multi Cap Value Fund and the Small Cap Value Fund of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to the Multi Cap Value Fund, the Small Cap Value Fund, and the shareholders of each Fund; and (iii) an opinion from counsel that the shares of Strong Equity Funds II, Inc., of which the Multi Cap Value Fund is a series, issued, and outstanding at the Effective Time, and the shares of Strong Equity Funds, Inc., representing the Small Cap Value Fund, to be issued to shareholders of the Multi Cap Value Fund, are duly authorized and validly issued, fully paid, and non-assessable, except to the extent provided by the WBCL, and that no shareholder of the Small Cap Value Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Small Cap Value Fund. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of a Corporation determines that the Reorganization is inadvisable.

COSTS OF REORGANIZATIONS

         The Large Cap Core Fund reorganizational costs are estimated to be approximately $18,470. The Advisor will pay for the expenses incurred in connection with the Reorganization, including costs associated with legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.

         The Multi Cap Value Fund reorganizational costs are estimated to be approximately $86,180. The Advisor will pay for the expenses incurred in connection with the Reorganization, including costs associated with legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.

FEDERAL INCOME TAXES

         The combination of the Large Cap Core Fund and the Growth and Income Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Large Cap Core Fund nor its shareholders will recognize a gain or a loss for federal income tax purposes as a result of the Reorganization; the tax basis of the Growth and Income Fund Investor Class shares received will be the same as the basis of the Large Cap Core Fund shares exchanged; and the holding period of the Growth and Income Fund shares received will include the holding period of the Large Cap Core Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, each Corporation will receive an opinion from special tax counsel to the Large Cap
Core and Growth and Income Funds to that effect. As a result of the Reorganization, the Growth and Income Fund will succeed to the tax attributes of the Large Cap Core Fund, subject to limitations that could limit the amount of the Large Cap Core Fund's capital loss carryovers from periods before the Reorganization that would be available to offset gains of the Growth and Income Fund after the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

         In addition, prior to the Closing Date, the Large Cap Core Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Large Cap Core Fund shareholders all of its investment company taxable income for all taxable years up to and including the Closing Date and all of its net capital gains realized in all taxable years up to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Large Cap Core Fund may result in taxable income to the Large Cap Core Fund shareholders.

         The combination of the Multi Cap Value Fund and the Small Cap Value Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Multi Cap Value Fund nor its shareholders will recognize a gain or a loss for federal income tax purposes as a result of the
Reorganization; the tax basis of the Small Cap Value Fund Class Z shares received will be the same as the basis of the Multi Cap Value Fund shares exchanged; and the holding period of the Small Cap Value Fund shares received will include the holding period of the Multi Cap Value Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, each Corporation will receive an opinion from special tax counsel to the Multi Cap Value and Small Cap Value Funds to that effect. As a result of the Reorganization, the Small Cap Value Fund will succeed to the tax attributes of the Multi Cap Value Fund, subject to limitations that could limit the amount of the Multi Cap Value Fund's capital loss carryovers from periods before the Reorganization that would be available to offset gains of the Small Cap Value Fund after the Reorganization. Based on the assets of the Multi Cap Value Fund, it is likely that its capital losses will never be fully utilized by the Small Cap Value Fund. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

         In addition, prior to the Closing Date, the Multi Cap Value Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Multi Cap Value Fund shareholders all of its investment company taxable income for all taxable years up to and including the Closing Date and all of its net capital gains realized in all taxable years up to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Multi Cap Value Fund may result in taxable income to the Multi Cap Value Fund shareholders.

         THE SALE OF SECURITIES BY THE LARGE CAP CORE FUND AND THE MULTI CAP VALUE FUND BEFORE THE APPLICABLE REORGANIZATION COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THE REORGANIZATION. NEITHER THE LARGE CAP CORE FUND NOR THE MULTI CAP VALUE FUND EXPECTS TO EXPERIENCE SIGNIFICANT SALES OF SECURITIES AS A RESULT OF THE REORGANIZATIONS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION

         The following table sets forth, as of June 30, 2003: (i) the unaudited capitalization of the Investor Class shares of the Large Cap Core Fund, and the Class K, Advisor Class, Investor Class and Institutional Class shares of the Growth and Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.


                                                      LARGE CAP               GROWTH AND            PRO FORMA COMBINED
FUND                                                   CORE FUND              INCOME FUND         GROWTH AND INCOME FUND
                                                                                                          (1) (2)
Total Net Assets                                      $4,074,424              $760,544,207              $764,618,631
       Class K                                            NA                  $27,253,703               $27,253,703
       Advisor Class                                      NA                   $8,878,749                $8,878,749
       Investor Class                                 $4,074,424              $645,666,722              $649,741,146
       Institutional Class                                NA                  $78,745,033               $78,745,033

Net Asset Value Per Share
       Class K                                            NA                     $17.26                    $17.26
       Advisor Class                                      NA                     $17.30                    $17.30
       Investor Class                                    $8.85                   $17.40                    $17.40
       Institutional Class                                NA                     $17.44                    $17.44

Shares Outstanding
       Class K                                            NA                   1,579,364                 1,579,364
       Advisor Class                                      NA                    513,156                   513,156
       Investor Class                                   460,305                37,113,902                37,348,064
       Institutional Class                                NA                   4,515,863                 4,515,863

(1) ADJUSTMENTS REFLECT NEW SHARES OF THE SURVIVING FUND TRANSFERRED AT NAV OF SURVIVING FUND.
(2) THE PRO FORMA COMBINED GROWTH AND INCOME FUND REFLECTS THE PROPOSED REORGANIZATION WHEREIN INVESTOR CLASS SHAREHOLDERS OF THE LARGE CAP CORE FUND BECOME SHAREHOLDERS OF THE GROWTH AND INCOME FUND INVESTOR CLASS.


The following table sets forth, as of June 30, 2003: (i) the unaudited capitalization of the Investor Class shares of the Multi Cap Value Fund, and the Class A, Class B, Class C, and Class Z shares of the Small Cap Value Fund and
(ii) the unaudited PRO FORMA combined capitalization of each of the share classes assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                                    PRO FORMA COMBINED
FUND                                               MULTI CAP VALUE FUND   SMALL CAP VALUE FUND     SMALL CAP VALUE FUND(1)(2)
-----                                              ----------------       --------------------     --------------------

Total Net Assets                                     $226,458,427            $1,497,869,980            $1,724,328,407
       Class A                                            NA                  $448,717,723              $448,717,723
       Class B                                            NA                  $94,160,431               $94,160,431
       Class C                                            NA                  $125,489,880              $125,489,880
       Class Z                                            NA                  $829,501,946             $1,055,960,373
       Investor Class                                $226,458,427                  NA                        NA

Net Asset Value Per Share
       Class A                                            NA                     $21.61                    $21.61
       Class B                                            NA                     $21.22                    $21.22
       Class C                                            NA                     $21.26                    $21.26
       Class Z                                            NA                     $21.70                    $21.70
       Investor Class                                   $44.91                     NA                        NA

Shares Outstanding
       Class A                                            NA                   20,764,485                20,764,485
       Class B                                            NA                   4,436,321                 4,436,321
       Class C                                            NA                   5,903,914                 5,903,914
       Class Z                                            NA                   38,229,401                48,665,273
       Investor Class                                  5,042,531                   NA                        NA

(1) ADJUSTMENTS REFLECT NEW SHARES OF THE SURVIVING FUND TRANSFERRED AT NAV OF SURVIVING FUND.
(2) THE PRO FORMA COMBINED SMALL CAP VALUE FUND REFLECTS THE PROPOSED REORGANIZATION WHEREIN INVESTOR CLASS SHAREHOLDERS OF THE MULTI CAP VALUE FUND BECOME SHAREHOLDERS OF THE SMALL CAP VALUE FUND CLASS Z.


                         REASONS FOR THE REORGANIZATIONS

         At a meeting held on August 1, 2003, the Board of Strong Equity Funds, Inc. and Strong Equity Funds II, Inc., of which the Large Cap Core Fund and Multi Cap Value Fund, respectively, are a series, reviewed the proposed
Reorganizations. The Board requested and received detailed information, including materials describing the Reorganizations in terms of each Fund's net assets, current and pro forma expenses, performance, and comparative investment objectives, policies, and restrictions.

         After consideration, the Board, including the Independent Directors, of Strong Equity Funds, Inc. and Strong Equity Funds II, Inc., approved submission of the proposed Reorganizations to shareholders, concluding that participation in the Reorganizations is in the best interests of the Large Cap Core Fund and Multi Cap Value Fund and their shareholders, and that the interests of existing shareholders of the Large Cap Core Fund and Multi Cap Value Fund will not be diluted as a result of the Reorganizations. In particular, the Board reached the following conclusions:

         THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of each Reorganization Agreement, and in particular, the requirement that the transfer of assets in exchange for shares of the Growth and Income Fund and Small Cap Value Fund will be at NAV. In this regard, the Board concluded that the terms of the Reorganizations do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganizations would be submitted to the Large Cap Core Fund and Multi Cap Value Fund shareholders for approval.

         EXPENSE RATIOS. The Board reviewed information regarding comparative expense ratios (expense ratios are set forth in the "Fees and Expenses" section above). The Board noted that the gross expense ratio of the Large Cap Core Fund is significantly higher than that of the Growth and Income Fund and that it is unlikely the Large Cap Core Fund will achieve the economies of scale to materially lower its gross expense ratio in the near future. Although there is a contractual expense cap of 2.00% on the Large Cap Core Fund until May 1, 2004, as a result of the Reorganization into the Growth and Income Fund, shareholders of the Large Cap Core Fund will benefit from the lower expense ratio of the Growth and Income Fund, which is substantially below 2.00%. The Board also noted that the expense ratio of the Multi Cap Value Fund is higher than that of the Small Cap Value Fund, which benefits from a breakpoint schedule that allows for a decrease in the management fee above designated asset levels.

         THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. (For information about the performance record of the Growth and Income Fund and Small Cap Value Fund, see Exhibit B - Management's Discussion of Fund Performance.)

         COMPATIBILITY OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS. The Board concluded that the investment objectives, policies, and restrictions of the Large Cap Core Fund and Growth and Income Funds are similar. The Board also concluded that the investment objectives, policies, and restrictions of the Multi Cap Value Fund and Small Cap Value Fund are similar.

         ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the First Reorganization Agreement, the Growth and Income Fund expects to acquire all of the liabilities of the Large Cap Core Fund. The Board took note of the fact that, under the Second Reorganization Agreement, the Small Cap Value Fund expects to acquire all of the liabilities of the Multi Cap Value Fund.

         TAX CONSEQUENCES. The Board concluded that each Reorganization is expected to be free from federal income taxes.

         SHAREHOLDER LIABILITIES AND RIGHTS. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

         SERVICE FEATURES. The Board noted that there would be no significant change in the services available to the shareholders of the Large Cap Core Fund and Multi Cap Value Fund as a result of the Reorganization.

         The Board also considered alternatives to the Reorganizations and concluded that, taking into account these alternatives, the first Reorganization was the course of action that is in the best interests of the Large Cap Core Fund's shareholders and the second Reorganization was the course of action that is in the best interests of the Multi Cap Value Fund's shareholders. In summary, the Board concluded that the shareholders of the Large Cap Core Fund and Multi Cap Value Fund would benefit from the larger asset base, extended expense ratio cap, and anticipated increase in the economies of scale that are expected to result from each Reorganization. BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE LARGE CAP CORE FUND AND MULTI CAP VALUE FUND VOTE FOR THE RESPECTIVE REORGANIZATION.

                               SHAREHOLDER RIGHTS

GENERAL INFORMATION

     Strong Equity Funds, Inc., of which the Large Cap Core Fund and Small Cap Value Fund are a series, was organized as a Wisconsin corporation on December 28, 1990. Strong Conservative Equity Funds, Inc., of which the Growth and Income Fund is a series, was organized as a Wisconsin corporation on December 28, 1990. Strong Equity Funds II, Inc., of which the Multi Cap Value Fund is a series, was organized as a Wisconsin corporation on February 9, 2001. Each Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. Each Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

AUTHORIZED SHARES

         Each Corporation is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001, from an unlimited number of classes and series of shares. The shares of the Funds have no preemptive, conversion, or subscription rights.

VOTING RIGHTS

         On any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series or class, except that: (i) when so required by the 1940 Act, shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS

         An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Corporation selects. However, no Corporation is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940
Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent auditors; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

ELECTION AND TERM OF DIRECTORS

         If necessary, Directors are elected at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporations is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, retirement, or resignation. Any Director may be removed by shareholders, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

SHAREHOLDER LIABILITY

         Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months' service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. The Corporations do not have any paid employees.

DIRECTOR LIABILITY

         To the fullest extent permitted by the WBCL and the 1940 Act, no Director of any Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director is performing his or her duties in accordance with the standards of Wisconsin law. In addition, each Corporation shall indemnify each Director or officer of the Corporation to the fullest extent permitted by the WBCL and the 1940 Act and may supplement the indemnification of Directors and officers through the purchase of insurance, by contract, or by the advancement of related expenses. Each Corporation, on behalf of the Funds, and each Independent Director have entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a Director of the Fund.

         The foregoing is only a summary of certain rights of shareholders of the Corporations under their Articles of Incorporation, Bylaws, and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

                        MORE INFORMATION ABOUT THE FUNDS

         Excerpts from the Growth and Income Fund's most recent annual and semiannual reports and prospectus, including information about the historical performance of the Growth and Income Fund, are contained in Exhibits B and C.
Information concerning the operation and management of the Growth and Income Fund is also included in the current prospectus relating to the Growth and Income Fund dated May 1, 2003, as it may be amended and/or supplemented. Additional information about the Growth and Income Fund is included in the Statement of Additional Information for the Growth and Income Fund dated May 1, 2003, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

         Excerpts from the Large Cap Core Fund's most recent annual and semiannual reports, which are incorporated by reference into this Proxy Statement/Prospectus, are contained in Exhibit B. Information about the Large Cap Core Fund is also included in its current prospectus dated May 1, 2003, as it may be amended and/or supplemented. Additional information is included in the Statement of Additional Information of the Large Cap Core Fund dated May 1, 2003, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

         Excerpts from the Small Cap Value Fund's most recent annual and semiannual reports and prospectus, including information about the historical performance of the Small Cap Value Fund, are contained in Exhibits B and C. Information concerning the operation and management of the Small Cap Value Fund is also included in the current prospectus relating to the Small Cap Value Fund dated May 1, 2003, as it may be amended and/or supplemented. Additional information about the Small Cap Value Fund is included in the Statement of Additional Information for the Small Cap Value Fund dated May 1, 2003, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

         Excerpts from the Multi Cap Value Fund's most recent annual and semiannual reports, which are incorporated by reference into this Proxy Statement/Prospectus, are contained in Exhibit B. Information about the Multi Cap Value Fund is also included in its current prospectus dated May 1, 2003, as it may be amended and/or supplemented. Additional information is included in the Statement of Additional Information of the Multi Cap Value Fund dated May 1, 2003, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

         The Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS

         The fiscal year end of the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund is December 31. The financial highlights of the Growth and Income Fund's Investor Class shares that are contained in Exhibit C, except for the semiannual period ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP, its independent auditors. The financial highlights of the Large Cap Core Fund are contained in the Large Cap Core Fund's prospectus dated May 1, 2003, and have been audited by PricewaterhouseCoopers LLP, its independent auditors. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus. The financial highlights of the Small Cap Value Fund's Class Z shares that are contained in Exhibit C, except for the semiannual period ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP, its independent auditors. PRO FORMA financial statements for the Small Cap Value Fund reflecting the Class Z shares of the Small Cap Value Fund after the Reorganization with the Multi Cap Value Fund are included in the Statement of Additional Information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus. The financial highlights of the Multi Cap Value Fund are contained in the Multi Cap Value Fund's prospectus dated May 1, 2003, and have been audited by PricewaterhouseCoopers LLP, its independent auditors. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH REORGANIZATION.


                                 VOTING MATTERS

GENERAL INFORMATION

         This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Strong Equity Funds, Inc. and Strong Equity Funds II, Inc. of which the Large Cap Core Fund and Multi Cap Value Fund, respectively, are a series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include e-mail, telephone, facsimile, Internet, telegraph, or oral communications by certain employees of SCM or an affiliate, who will not be paid for these services, and/or Alamo Direct Mail Services, Inc., a professional proxy solicitor retained by the Advisor on behalf of the Funds for an estimated fee, including out of pocket expenses, of $2,400 for the Large Cap Core Fund and $20,700 for the Multi Cap Value Fund. The Advisor will also pay for the costs of the Meeting, the costs of the solicitation of proxies (i.e., votes), the fees of the Large Cap Core Fund and Multi Cap Value Fund, and will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Large Cap Core Fund and Multi Cap Value Fund.

VOTING RIGHTS AND REQUIRED VOTE

         Shareholders of the Large Cap Core Fund and Multi Cap Value Fund on the record date below are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Large Cap Core Fund and Multi Cap Value Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. Approval of each Reorganization requires the affirmative vote of a majority of the shares entitled to vote on each Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the respective Corporation a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of each Reorganization. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Reorganization.

         If sufficient votes in favor of the Proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

RECORD DATE AND OUTSTANDING SHARES

         Only shareholders of record of the Large Cap Core Fund and Multi Cap Value Fund at the close of the NYSE on August 29, 2003 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were 457,975.304 shares of the Large Cap Core Fund outstanding and entitled to vote and 5,079,964.195 shares of the Multi Cap Value Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Unless otherwise noted below, as of the Record Date, the current officers and Directors of the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund as a group beneficially owned less than 1% of the Investor Class or Class Z shares, as applicable, of the outstanding shares of the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund, respectively.

 FUND                     CLASS/SHARES                             PERCENT
 None


         As of the Record Date, to the best of the knowledge of the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund, the following persons owned of record or beneficially 5% or more of the Investor Class or Class Z shares, as applicable, of the outstanding shares of the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund, respectively:

                                                                                                         PERCENTAGE
NAME AND ADDRESS OF OWNER                      FUND/CLASS                          NUMBER OF SHARES(1)   OWNERSHIP
---------------------------------------------- ----------------------------------- --------------------- ------------------
U.S. Clearing                                  Large Cap Core - Investor           55,903                12.21%
26 Broadway
New York, NY 10004

Charles Schwab & Co. Inc.                      Large Cap Core - Investor           24,526                5.36%
101 Montgomery Street
San Francisco, CA 94104-4122

Strong Investments Inc.                        Growth and Income - Investor        6,055,429             16.63%
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Company                                 Growth and Income - Investor        5,179,661             14.22%
P.O. Box 1408
Milwaukee, WI 53201-1408

Charles Schwab & Co. Inc.                      Growth and Income - Investor        3,141,271             8.63%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc.                      Multi Cap Value - Investor          709,431               13.97%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Company                                 Multi Cap Value - Investor          257,330               5.07%
P.O. Box 1408
Milwaukee, WI 53201-1408

Charles Schwab & Co. Inc.                      Small Cap Value - Class Z           7,311,890             17.52%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Company                                 Small Cap Value - Class Z           4,581,723             10.98%
P.O. Box 1408
Milwaukee, WI 53201-1408

Fidelity Investments Institutional Operations  Small Cap Value - Class Z           4,173,512             10.00%
100 Magellan Way
Covington, KY 41015

Strong Investments Inc.                        Small Cap Value - Class Z           2,450,432             5.87%
100 Heritage Reserve
Menomonee Falls, WI 53051

Wells Fargo Bank                               Small Cap Value - Class Z           2,306,938             5.53%
P.O. Box 1533
Minneapolis, MN 55480

 (1) FULL SHARES OF THE FUND.

         Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. Based on the information provided above, no person owned a controlling interest in any class of the Fund listed above as of the record date.

         EXPENSES

         In order to obtain the necessary quorum at the Meeting, a supplementary solicitation may be made by e-mail, mail, telephone, telegraph, Internet, or facsimile by Alamo Direct Mail Services, Inc., representatives of Strong Equity Funds, Inc., Strong Equity Funds II, Inc., or SCM and/or their affiliates at an estimated cost of approximately $140 for the Large Cap Core Fund and $4,450 for the Multi Cap Value Fund. Any such additional expense will be paid for by the Advisor. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any supplementary solicitations) will be paid by the Advisor. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries about the Large Cap Core Fund, Growth and Income Fund, Multi Cap Value Fund, and Small Cap Value Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


                                      By Order of the Board of Directors,



                                      Richard W. Smirl
                                      Vice President and Secretary
                                      Strong Equity Funds, Inc.
                                      Strong Equity Funds II, Inc.
Menomonee Falls, Wisconsin
September 15, 2003

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of September 10, 2003 ("Agreement"), by and between [ ] ("Selling Corporation") and [ ] ("Acquiring Corporation"), each a Wisconsin corporation, to provide for the reorganization of [ ] ("Selling Fund"), a series of the Selling Corporation, into [ ] ("Acquiring Fund"), a series of the Acquiring Corporation. The Selling Corporation and the Acquiring Corporation are sometimes referred to collectively as the "Corporations" and individually as a "Corporation." The Selling Fund and the Acquiring Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund."

                             PRELIMINARY STATEMENTS

         A. The Selling Fund and the Acquiring Fund are series of the Selling Corporation and the Acquiring Corporation, respectively, which are open-end management investment companies registered under the Investment Company Act of 1940 ("1940 Act").

         B. The Board of Directors ("Board") of each Corporation has determined that the Reorganization (as defined below) is in the best interests of its respective Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Reorganization.

         C.  This  Agreement  is  intended  to be and is  adopted  as a plan  of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"). In consideration of the mutual promises contained in this Agreement, the parties hereto agree to effect the transfer of all of the assets of the Selling Fund solely in exchange for (a) the assumption by the Acquiring Fund of liabilities of the Selling Fund and (b) shares of the Acquiring Fund followed by the distribution, as of the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Selling Fund on the terms and conditions in this Agreement in liquidation of the Selling Fund (the "Reorganization"). The shares of the Acquiring Fund that are given in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares."

                                   AGREEMENTS

         The parties to this Agreement covenant and agree as follows:

         1. PLAN OF  REORGANIZATION.  As of the  Effective  Time (as  defined in
Section 9, below), the Selling Fund will assign, deliver, and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances, and adverse claims except as provided in this Agreement, and assign the liabilities as set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume these liabilities of the Selling Fund, in exchange for delivery to the Selling Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Selling Fund Shares of the Selling Fund outstanding immediately prior to the Effective Time. The assets and liabilities of the Selling Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Selling Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund for the reason that any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

         2. TRANSFER OF ASSETS. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses as set forth in the Selling Fund's Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

         3. LIQUIDATION AND DISSOLUTION OF THE SELLING FUND AND OF THE SELLING CORPORATION. As of the Effective Time, the Selling Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Selling Fund will be issued to the shareholders of record of the Selling Fund as of the Effective Time in exchange for Selling Fund Shares and in complete liquidation of the Selling Fund. Each shareholder of the Selling Fund will receive a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation and issuance will be accomplished by either the establishment of an open account on the share records of the Acquiring Fund in the name of the shareholder of record of the Selling Fund, or the transfer of share records of the Selling Fund in the name of the shareholder of record of the Selling Fund to the Acquiring Fund, and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. All issued and outstanding shares of the Selling Fund shall then be cancelled on the books of the Selling Fund. The Acquiring Fund shall not be required to issue certificates representing Acquiring Fund shares in connection with the Reorganization. An amendment to the Articles of Incorporation of the Selling Corporation in a form not materially different from that attached in Annex 1 to this Agreement ("Articles Amendment") shall be filed to eliminate the shares constituting the Selling Fund as a class of the Selling Corporation's common stock.

         4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

         (a) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid, and non-assessable, to the fullest extent permitted by applicable law, and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

         (b) LIABILITIES. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Fund.

         (c) LITIGATION. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened that would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

         (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

         (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

         (a) MARKETABLE TITLE TO ASSETS. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances, and adverse claims.

         (b) LIABILITIES. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's statement of assets and liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operations of the Selling Fund.

         (c) LITIGATION. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Selling Fund, threatened that would materially adversely affect the Selling Fund or its assets or business or that would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

         (d) TAXES. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

         (e) FEES AND EXPENSES. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

         6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND. The obligations of the Acquiring Fund under this Agreement shall be subject to the following conditions:

         (a) All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquiring Corporation shall have received an opinion of counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Acquiring Corporation and dated as of the Effective Time, to the effect that:

                  (1) the Selling Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

                  (2) the shares of the Selling Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by the Selling Corporation, except to the extent provided in
Section 180.0622(2)(b) of the Wisconsin Statutes, including judicial interpretations thereof and any successor statute;

                  (3) this Agreement has been duly authorized, executed, and delivered by the Selling Corporation and represents a valid and binding contract of the Selling Corporation, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Selling Fund and its assets;

                  (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Selling Corporation or any material agreement known to such counsel to which the Selling Corporation is a party or by which it is bound;

                  (5) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

                  (6) the Selling Corporation is registered as an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect.

         Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Selling Fund and the Selling Corporation with certain officers of the Selling Corporation and that in the course of such review and discussion no facts came to the attention of such counsel that caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Selling Corporation and the Selling Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Corporation or the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Acquiring Corporation and its Board and officers.

         In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

         7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND. The obligations of the Selling Fund under this Agreement shall be subject to the following conditions:

         (a) all representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) the Selling Corporation shall have received an opinion of counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Selling Corporation, and dated as of the Effective Time, to the effect that:

                  (1) the Acquiring Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wisconsin;

                  (2) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid, and non-assessable by the Acquiring Corporation except to the extent provided in
Section 180.0622(2)(b) of the Wisconsin Statutes, including any judicial interpretations thereof and any successor statute, and the Acquiring Fund Shares to be delivered to the Selling Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be validly issued, fully paid, and non-assessable by the Acquiring Corporation except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, including any judicial interpretations thereof and any successor statute, and no shareholder of the Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase in respect thereof based on a review of the Acquiring Corporation's Amended and Restated Articles of Incorporation and Bylaws and otherwise to such counsel's knowledge;

                  (3) the Board of the Acquiring Corporation has duly authorized the Acquiring Fund as a class of common stock of the Acquiring Corporation pursuant to the terms of the Amended and Restated Articles of Incorporation of the Acquiring Corporation;

                  (4) this Agreement has been duly authorized, executed, and delivered by the Acquiring Corporation and represents a valid and binding contract of the Acquiring Corporation, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

                  (5) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Acquiring Corporation or any material agreement known to such counsel to which the Acquiring Corporation is a party or by which it is bound;

                  (6) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, as amended, and, the rules and regulations under those statutes; and

                  (7) the Acquiring Corporation is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

         Such opinion: (i) shall state that while such counsel has not verified, and is not passing upon and does not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, it has generally reviewed and discussed certain information included therein with respect to the Acquiring Fund and the Acquiring Corporation with certain officers of the Acquiring Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused it to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquiring Corporation and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the Acquiring Corporation or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (iii) shall state that such opinion is solely for the benefit of the Selling Corporation and its Board and officers.

         In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND AND THE ACQUIRING FUND. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

         (a) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (c) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia so as to permit the transfer contemplated by this Agreement to be consummated.

         (d) The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a) of the Code, will have the following U.S. federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

                  (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

                  (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund
Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

                  (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

                  (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

                  (5) No gain or loss will be recognized by the Selling Fund on the distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

                  (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

                  (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

                  (8) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

         (e) This Agreement, the Reorganization, and the Articles Amendment contemplated by this Agreement shall have been approved by the shareholders of the Selling Fund in the manner required under the Wisconsin Statutes.

         (f) The Board of the Acquiring Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares as of the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

         (g)  Neither  the  Selling  Fund  nor  the  Acquiring   Fund  (nor  the
Corporations) will take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinion contemplated in this Agreement.

         9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Selling Fund's assets for corresponding Acquiring Fund Shares shall be effective as of the close of market on November 7, 2003, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

         10. TERMINATION. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of the Acquiring Corporation or the Selling Corporation, respectively, or at the discretion of any duly authorized officer of such Corporations, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, or the Corporations, or their respective Board or officers.

         11. AMENDMENT AND WAIVER. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by any officer of the waiving party with or without the approval of the party's shareholders).

         12. INDEMNIFICATION.

         (a) The Acquiring Fund shall indemnify, defend, and hold harmless the Selling Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

         (b) The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend, and hold harmless the Acquiring Fund, its directors, officers, employees, and agents against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits, or proceedings, arising from any of its representations, warranties, covenants, or agreements set forth in this Agreement.

         13. FEES AND EXPENSES. The Advisor shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

         14. HEADINGS, COUNTERPARTS, ASSIGNMENT.

         (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm, or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

         15. ENTIRE AGREEMENT. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

         16. FURTHER ASSURANCES. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

         17. BINDING NATURE OF AGREEMENT. As provided in the Corporations' Bylaws, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the respective Corporations, on behalf of the Selling Fund and the Acquiring Fund, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the respective Corporations. Moreover, no class or series of either Corporation shall be liable for the obligations of any other classes or series of the Corporation, respectively.

         18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin.

[                                      ]
on behalf of [                                      ]



Name:
Title:


[                                      ]
on behalf of [                                      ]



Name:
Title:

           ANNEX 1 TO THE FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    TO BE EFFECTIVE UPON FILING WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                            STRONG EQUITY FUNDS, INC.

     The undersigned Vice President and Assistant Secretary of Strong Equity Funds, Inc. (the "Corporation"), hereby certifies that in accordance with
Section 180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on August 1, 2003 and (1) subsequently approved by the shareholders of the class designated as the Strong Large Cap Core Fund at a meeting held on October 31, 2003 in order to terminate the class designated as the Strong Large Cap Core Fund in connection with a reorganization effected pursuant to the Agreement and Plan of Reorganization between the Corporation and Strong Conservative Equity Funds, Inc. attached hereto as Exhibit A, and (2) subsequently approved by the shareholders of the class designated as the Strong Advisor Mid Cap Growth Fund at a meeting held on October 31, 2003 in order to terminate the class designated as the Strong
Advisor Mid Cap Growth Fund in connection with a reorganization effected pursuant to a Plan of Reorganization attached hereto as Exhibit B.

         1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

                  "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

         CLASS                                                SERIES                   AUTHORIZED NUMBER
                                                                                          OF SHARES

         Strong Advisor Large Company Core Fund               Class A                   Indefinite
                                                              Class B                   Indefinite
                                                              Class C                   Indefinite
                                                              Class K                   Indefinite
         Strong Advisor Small Cap Value Fund                  Class A                   Indefinite
                                                              Class B                   Indefinite
                                                              Class C                   Indefinite
                                                              Class Z                   Indefinite
         Strong Advisor Utilities and Energy Fund             Class A                   Indefinite
                                                              Class B                   Indefinite
                                                              Class C                   Indefinite
         Strong Dow 30 Value Fund                             Investor Class            Indefinite
         Strong Enterprise Fund                               Investor Class            Indefinite
                                                              Advisor Class             Indefinite
                                                              Institutional Class       Indefinite
                                                              Class K                   Indefinite
         Strong Growth Fund                                   Investor Class            Indefinite
                                                              Advisor Class             Indefinite
                                                              Institutional Class       Indefinite
                                                              Class C                   Indefinite
                                                              Class K                   Indefinite
         Strong Growth 20 Fund                                Investor Class            Indefinite
                                                              Advisor Class             Indefinite
         Strong Index 500 Fund                                Investor Class            Indefinite
         Strong Large Company Growth Fund                     Investor Class            Indefinite
                                                              Class K                   Indefinite
         Strong Mid Cap Disciplined Fund                      Investor Class            Indefinite
         Strong Technology 100 Fund                           Investor Class            Indefinite
         Strong U.S. Emerging Growth Fund                     Investor Class            Indefinite
         Strong Value Fund                                    Investor Class            Indefinite"

         2. Article IV is hereby amended by adding new paragraphs, labeled Paragraph K and Paragraph L, and inserting the following language:

                  "K. As of the Effective  Time, as defined in the Agreement and
              Plan of Reorganization for the reorganization of the Strong Large Cap Core Fund into the Strong Growth and Income Fund ("Agreement"), each outstanding share of Common Stock of the Strong Large Cap Core Fund shall be exchanged for Acquiring Fund Shares (as defined in the Agreement) in accordance with the terms of the Agreement. Certificates representing shares of the Strong Large Cap Core Fund shall be surrendered at the time and in the manner set forth in the Agreement. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

              "L. As of the Effective Time, as defined in the Plan of Reorganization for the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund ("Plan"), each outstanding share of Common Stock of the Strong Advisor Mid Cap Growth Fund shall be exchanged for Acquiring Fund Shares (as defined in the Plan) in accordance with the terms of the Plan. Certificates representing shares of the Strong Advisor Mid Cap Growth Fund shall be surrendered at the time and in the manner set forth in the Plan. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

         Executed in duplicate this        day of                 , 2003.


                                      STRONG EQUITY FUNDS, INC.



                                      Christopher O. Petersen
                                      Vice President and Assistant Secretary

This instrument was drafted by:
Jeanine M. Bajczyk
Strong Financial Corporation
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

           ANNEX 2 TO THE FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    TO BE EFFECTIVE UPON FILING WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS

                     AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                          STRONG EQUITY FUNDS II, INC.


         The undersigned Vice President and Secretary of Strong Equity Funds II, Inc. (the "Corporation"), hereby certifies that in accordance with Section
180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on August 1, 2003 and subsequently approved by the shareholders of the class designated as the Strong Multi Cap Value Fund at a meeting held on October 31, 2003 in order to terminate the class designated as the Strong Multi Cap Value Fund in connection with a reorganization effected pursuant to the Agreement and Plan of Reorganization between the Corporation and Strong Equity Funds, Inc. attached hereto as Exhibit A.

         1. Paragraph A of Article IV is amended by deleting Paragraph A and inserting the following as a new paragraph:

                  "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

                  CLASS                                       SERIES            AUTHORIZED NUMBER OF SHARES

         Strong All Cap Value Fund                            Investor                  Indefinite
         Strong Small Company Value Fund                      Investor                  Indefinite
         Strong Strategic Value Fund                          Investor                  Indefinite'

         2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph I, and inserting the following language:

                  "I. As of the Effective  Time, as defined in the Agreement and
              Plan of Reorganization for the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund ("Agreement"), each outstanding share of Common Stock of the Strong Multi Cap Value Fund shall be exchanged for Acquiring Fund Shares (as defined in the Agreement) in accordance with the terms of the Agreement. Certificates representing shares of the Strong Multi Cap Value Fund shall be surrendered at the time and in the manner set forth in the Agreement. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

         Executed in duplicate this        day of                 , 2003.

                                     STRONG EQUITY FUNDS II, INC.



                                     Christopher O. Petersen
                                     Vice President and Assistant Secretary

This instrument was drafted by:
Jeanine M. Bajczyk
Strong Financial Corporation
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                    EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following discussion is based on the Annual and Semiannual Reports of the Strong Large Cap Core Fund and the Strong Growth and Income Fund for the fiscal periods ended December 31, 2002 and June 30, 2003, respectively, and the Strong Multi Cap Value Fund and the Strong Advisor Small Cap Value Fund for the fiscal periods ended and December 31, 2002 and June 30, 2003, respectively.

STRONG LARGE CAP CORE FUND


                                                                                 Lipper Large-Cap
                  Large Cap Core Fund              S&P 500 Index                 Core Funds Index
 Jun 1998                        $10,000.00                    $10,000.00                       $10,000.00
 Sep 1998                         $9,020.00                     $9,007.11                        $8,853.87
 Dec 1998                        $11,250.00                    $10,923.96                       $10,753.72
 Mar 1999                        $11,100.00                    $11,468.00                       $11,219.93
 Jun 1999                        $12,750.00                    $12,276.19                       $11,840.72
 Sep 1999                        $12,170.00                    $11,510.52                       $11,067.81
 Dec 1999                        $14,553.44                    $13,222.40                       $12,834.53
 Mar 2000                        $14,469.37                    $13,525.22                       $13,382.02
 Jun 2000                        $13,786.36                    $13,166.81                       $13,077.06
 Sep 2000                        $13,986.01                    $13,039.21                       $13,028.58
 Dec 2000                        $13,215.46                    $12,019.69                       $11,888.74
 Mar 2001                        $11,691.42                    $10,595.56                       $10,407.08
 Jun 2001                        $12,522.71                    $11,215.22                       $10,961.90
 Sep 2001                        $10,103.43                     $9,569.71                        $9,395.35
 Dec 2001                        $11,734.05                    $10,592.22                       $10,362.90
 Mar 2002                        $11,424.98                    $10,621.38                       $10,369.75
 Jun 2002                        $10,497.76                     $9,199.19                        $9,082.27
 Sep 2002                         $8,973.72                     $7,610.80                        $7,653.33
 Dec 2002                         $8,579.39                     $8,252.15                        $8,162.45

                                  [LINE GRAPH]


+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE S&P 500 INDEX ("S&P 500") AND THE LIPPER LARGE-CAP CORE FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

* THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER LARGE-CAP CORE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE 30 LARGEST FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE S&P INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MAY DESCRIBE RESTRICTIONS ON THE PERCENTAGE OF A PARTICULAR TYPE OR QUALITY OF SECURITY IN WHICH THE FUND MAY INVEST ("PERCENTAGE RESTRICTIONS"). PERCENTAGE RESTRICTIONS APPLY AT THE TIME THE FUND PURCHASES A SECURITY. CIRCUMSTANCES SUBSEQUENT TO THE PURCHASE OF THE SECURITY, SUCH AS A CHANGE IN: (1) THE FUND'S ASSETS (E.G., DUE TO CASH INFLOWS AND REDEMPTIONS); (2) THE MARKET VALUE OF THE SECURITY; OR (3) THE PRICING, LIQUIDITY, OR RATING OF THE SECURITY, MAY CAUSE THE FUND TO EXCEED OR FALL SHORT OF THE PERCENTAGE RESTRICTION. IF THIS HAPPENS, THE FUND'S CONTINUED HOLDING OF THE SECURITY WILL NOT CONSTITUTE A VIOLATION OF THE PERCENTAGE RESTRICTION.

AVERAGE ANNUAL TOTAL RETURNS
                                        AS OF 12-31-02     AS OF 6-30-03

1-year                                      -26.88%           -10.15%
3-year                                      -16.15%           -11.88%
Since Fund Inception (6-30-98)               -3.34%            -1.16%

THE FUND'S SINCE INCEPTION RETURN WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING.

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.

FROM TIME TO TIME, THE FUND'S ADVISOR AND/OR ADMINISTRATOR HAS WAIVED ITS MANAGEMENT FEE AND/OR ABSORBED FUND EXPENSES, WHICH HAS RESULTED IN HIGHER RETURNS.

For the year, the Fund underperformed its broad-based benchmark, the S&P 500 Index. The majority of the Fund's underperformance was caused by difficulties surrounding holdings in the healthcare sector, which particularly cut into performance in the second half of the year.

EQUITY MARKETS PRESENT CHALLENGES
Early in the first half of the year, there were some signs that the economy, and the equity markets would recover. In the end, negative investor sentiment, fueled by revelations of improper accounting and other corporate misdeeds, carried more weight than moderately positive economic developments. Among these developments were improving employment, income, consumer spending, and production figures. Nonetheless, the loss of investor confidence in corporate America took a heavy toll on the equity markets, worsened by lingering fears of terrorism and concerns about tensions in the Middle East.

In the third quarter of the year, the equity markets endured a significant downturn. The decline was broad-based, with few stocks holding their value. The weakest-performing sectors during this period were technology and telecommunication. These areas of the market felt the greatest impact of corporate capital spending stubbornly remaining at very low levels.

The fourth quarter saw a rebound among technology stocks. This rally focused almost exclusively on technology, to the exclusion of other sectors. As investors sold off higher-quality stocks to invest in technology, valuations in most other areas of the market suffered. This rally seemed to us to be somewhat premature; evidence of an improvement in capital spending remains sparse.

HEALTHCARE HOLDINGS HURT PERFORMANCE
For much of the year, the Fund outpaced its broad-based benchmark, the S&P 500 Index. One reason was our reduced weighting in technology stocks, which struggled for most of the year, despite their brief year-end rally. We did, however, increase this weighting in the fourth quarter, though we still believe it's not prudent to place too much emphasis on this still-troubled sector.

We had a significant position in healthcare stocks over the year. We did not hold major pharmaceutical companies, which experienced losses in the first half of the year due to concerns about a dearth of innovative drugs in the product pipeline. We did, however, have significant holdings in hospital service providers. These companies benefited from stable earnings growth, growing demand, and tight supply for much of the year. In the fourth quarter, however, Tenet Healthcare--a significant portfolio holding--was met with scrutiny because of its Medicare billing practices, causing its stock price to suffer.

Other stocks in the sector were driven down in sympathy, including HCA, another significant Fund holding. The rally in technology stocks, which made investors quite willing to sell other holdings to free up more assets to put in technology, also hurt the performance of our other more defensive holdings. We maintained our typical diversified approach during the year, which we believe is an appropriate long-term strategy.

However, we still believe that healthcare--particularly in the hospitals area--offers significant potential going forward and, that in time, investors will once again focus on the strong fundamentals underlying the industry.

POTENTIAL FOR IMPROVEMENT IN 2003
Although the economic recovery has been slower than many anticipated, we are reasonably optimistic in our outlook for the economy in 2003. We believe the consumer is still an important area of focus. While there have been some concerns about the possibility of rising unemployment, at this point it appears that, on the whole, consumer spending is likely to remain on a somewhat robust pace.

We are also starting to see some signs of life in capital spending. Nonetheless, we believe it is still too early to put too much emphasis on companies dependent on such expenditures, such as those in the technology and telecommunication sectors. Diversification across economic sectors will remain a cornerstone of our investment approach.

We appreciate your continued investment in the Strong Large Cap Core Fund.

KAREN E. MCGRATH
Portfolio Manager

STRONG GROWTH AND INCOME FUND


                                                                                    Lipper Large-Cap Core Funds
                           Growth and Income Fund              S&P 500 Index                      Index
 Dec 1995                          $10,000.00                    $10,000.00                      $10,000.00
 Jun 1996                          $11,556.11                    $11,008.91                      $10,895.92
 Dec 1996                          $13,191.19                    $12,294.50                      $11,984.16
 Jun 1997                          $15,469.47                    $14,827.17                      $14,113.51
 Dec 1997                          $17,199.08                    $16,394.85                      $15,486.39
 Jun 1998                          $20,447.29                    $19,296.82                      $18,279.70
 Dec 1998                          $22,866.21                    $21,079.76                      $19,657.48
 Jun 1999                          $25,841.88                    $23,689.13                      $21,644.47
 Dec 1999                          $30,236.82                    $25,515.02                      $23,461.14
 Jun 2000                          $30,395.24                    $25,407.76                      $23,904.47
 Dec 2000                          $27,136.71                    $23,194.17                      $21,732.27
 Jun 2001                          $23,414.37                    $21,641.81                      $20,038.03
 Dec 2001                          $21,692.26                    $20,439.60                      $18,943.06
 Jun 2002                          $18,892.99                    $17,751.51                      $16,602.12
 Dec 2002                          $16,956.62                    $15,924.02                      $14,920.72


                                  [LINE GRAPH]

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE S&P 500 INDEX ("S&P 500") AND THE LIPPER LARGE-CAP CORE FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THIS GRAPH IS BASED ON INVESTOR CLASS SHARES ONLY PERFORMANCE FOR OTHER CLASSES WILL VARY DUE TO DIFFERENCES IN FEE STRUCTURES.

* THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER LARGE-CAP CORE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE 30 LARGEST FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE S&P INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MAY DESCRIBE RESTRICTIONS ON THE PERCENTAGE OF A PARTICULAR TYPE OR QUALITY OF SECURITY IN WHICH THE FUND MAY INVEST ("PERCENTAGE RESTRICTIONS"). PERCENTAGE RESTRICTIONS APPLY AT THE TIME THE FUND PURCHASES A SECURITY. CIRCUMSTANCES SUBSEQUENT TO THE PURCHASE OF THE SECURITY, SUCH AS A CHANGE IN: (1) THE FUND'S ASSETS (E.G., DUE TO CASH INFLOWS AND REDEMPTIONS); (2) THE MARKET VALUE OF THE SECURITY; OR (3) THE PRICING, LIQUIDITY, OR RATING OF THE SECURITY, MAY CAUSE THE FUND TO EXCEED OR FALL SHORT OF THE PERCENTAGE RESTRICTION. IF THIS HAPPENS, THE FUND'S CONTINUED HOLDING OF THE SECURITY WILL NOT CONSTITUTE A VIOLATION OF THE PERCENTAGE RESTRICTION.

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR CLASS
                                       AS OF 12-31-02      AS OF 6-30-03

1-year                                      -21.83%           -1.38%
3-year                                      -17.54%          -15.05%
5-year                                       -0.28%           -1.84%
Since Fund Inception (12-29-95)               7.83%            8.65%

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.


The Fund outperformed its broad-based benchmark, the S&P 500 Index, in 2002, a year highlighted by alternating periods of calm and extreme volatility. Though the Fund did post a negative return for the year, it was able to outperform its benchmarks by sidestepping companies that found themselves at the center of corporate governance scandals. The Fund's underweighting in technology, the weakest sector for the year, also benefited performance.

CHALLENGES WITH SOME BRIGHT SPOTS
The year began with a relatively flat first quarter, followed by steep declines in the second and third quarters. In the fourth quarter, the market made a weak attempt at a year-end rally. There were many reasons for the third consecutive year of stock-market declines, including a struggling economy, geopolitical concerns, allegations of corruption on Wall Street, and declining investor confidence.

War, or the potential for it, has created a veil of uncertainty for investors and corporations, stunting capital investment and leading to weak economic activity. Markets typically do not favor such an environment. The technology and telecommunication areas also faced sharp declines, suffering particularly from the lack of corporate spending.

There were, of course, also some positive factors through the year--most notably low interest rates and their positive impact on consumer spending. With mortgage rates at their lowest levels in decades, we had a boom in new housing and refinancing. Consumers freed up more money for discretionary spending by refinancing debt, and remained surprisingly strong through the bulk of the year. Nonetheless, this positive trend was not sufficient to overcome the problems facing the market and the uncertain investment landscape.

MAINTAINING A DISCIPLINED APPROACH
One of the more significant steps we took that helped the Fund's performance was to heighten our focus on other areas, such as consumer staples. This was the direct result of our investment discipline, in which we seek out companies with superior relative earnings growth as well as attractive valuations. This approach also helped us to avoid companies tainted by allegations of questionable accounting practices. The Fund's performance did, however, suffer some impact from these scandals as their impact resounded across the market.

Some bright spots during the year came from diverse areas of the market, including consumer products giant Procter and Gamble, financial services leader Bank of America, and radio, advertising, and entertainment leader Clear Channel Communications. Although divergent in their operations, at the time we purchased them, these companies shared the characteristics of attractive valuations and superior forecasted rates of earnings growth--and each of these produced positive returns for the Fund in a year that saw every major sector of the S&P 500 post negative returns.

CAUTION AND OPTIMISM FOR 2003
Given that there has only been one time in history--from 1929 through 1932--in which the equity markets have produced four consecutive years of negative returns, it is natural to be somewhat optimistic about the prospects for the coming year. It is nonetheless essential that investors be realistic in their outlook for the year, and not use hope in place of an investment strategy.

While no one looks forward to the prospect of war, it appears that uncertainty with respect to the Iraqi situation is likely to come to a close soon. Regardless of our actions on the international front, the U.S. economy and equity markets should continue to benefit from low interest rates. Low rates haven't yet had much impact on corporate capital expenditures, but they have helped to bolster consumer spending. Homeowners have been able to refinance their mortgages and lower their monthly payments, freeing up money for discretionary purchases. In time, the impact of lower rates should also help to stimulate higher levels of corporate spending. While caution will be our watchword in the coming year, it does appear that the early months of 2003 could give us a base to build on over the rest of the year.

Thank you for the privilege of allowing the Strong Growth and Income Fund to be a part of your financial plan.

RIMAS M. MILAITIS
Portfolio Manager

STRONG MULTI CAP VALUE FUND

                            Multi Cap Value Fund               S&P 500 Index         Lipper Multi-Cap Value Funds Index
 Oct 1985                         $10,000.00                     $10,000.00                        $10,000.00
 Dec 1985                         $10,365.00                     $11,353.39                        $10,970.69
 Dec 1986                         $11,408.10                     $13,472.57                        $12,690.51
 Dec 1987                         $11,362.48                     $14,179.96                        $13,458.79
 Dec 1988                         $13,405.97                     $16,528.52                        $15,897.00
 Dec 1989                         $17,434.69                     $21,756.73                        $19,270.87
 Dec 1990                         $15,679.24                     $21,080.37                        $17,970.81
 Dec 1991                         $22,094.78                     $27,488.79                        $22,807.91
 Dec 1992                         $26,220.40                     $29,580.22                        $25,377.20
 Dec 1993                         $32,506.85                     $32,555.04                        $28,861.38
 Dec 1994                         $31,116.72                     $32,983.31                        $28,892.72
 Dec 1995                         $41,742.78                     $45,363.18                        $37,852.77
 Dec 1996                         $51,413.33                     $55,771.78                        $45,798.26
 Dec 1997                         $66,480.38                     $74,372.26                        $58,122.38
 Dec 1998                         $62,074.22                     $95,624.48                        $61,914.99
 Dec 1999                         $51,909.76                    $115,744.26                        $65,591.97
 Dec 2000                         $53,771.61                    $105,216.11                        $71,912.33
 Dec 2001                         $55,660.76                     $92,720.54                        $72,844.05
 Dec 2002                         $42,465.14                     $72,236.41                        $60,018.65

                                  [LINE GRAPH]

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE S&P 500(R) INDEX ("S&P 500") AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

* THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER MULTI-CAP VALUE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE 30 LARGEST FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE S&P INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MAY DESCRIBE RESTRICTIONS ON THE PERCENTAGE OF A PARTICULAR TYPE OR QUALITY OF SECURITY IN WHICH THE FUND MAY INVEST ("PERCENTAGE RESTRICTIONS"). PERCENTAGE RESTRICTIONS APPLY AT THE TIME THE FUND PURCHASES A SECURITY. CIRCUMSTANCES SUBSEQUENT TO THE PURCHASE OF THE SECURITY, SUCH AS A CHANGE IN: (1) THE FUND'S ASSETS (E.G., DUE TO CASH INFLOWS AND REDEMPTIONS); (2) THE MARKET VALUE OF THE SECURITY; OR (3) THE PRICING, LIQUIDITY, OR RATING OF THE SECURITY, MAY CAUSE THE FUND TO EXCEED OR FALL SHORT OF THE PERCENTAGE RESTRICTION. IF THIS HAPPENS, THE FUND'S CONTINUED HOLDING OF THE SECURITY WILL NOT CONSTITUTE A VIOLATION OF THE PERCENTAGE RESTRICTION.

AVERAGE ANNUAL TOTAL RETURNS
                                        AS OF 12-31-02     AS OF 6-30-03

1-year                                      -23.71%           -9.62%
3-year                                        -6.47%          -2.69%
5-year                                        -8.57%          -7.11%
10-year                                        4.94%          5.12%
Since Fund Inception (10-22-85)                8.78%          9.21%

EQUITY FUNDS ARE VOLATILE INVESTMENTS AND SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS.

In a challenging environment, the Fund slightly underperformed its primary benchmark, the S&P 500 Index, which posted a double-digit loss for the year. Value stocks, particularly in the small-cap range, continued to outperform growth-oriented equities.

LOOKING BACK AT A CHOPPY YEAR
The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Other temporary factors supporting corporate profit growth were tax rebates, tax refunds, the surge in home-mortgage refinancing, and a warm winter.

The economic recovery began to stall during the year's second quarter, however, as the benefits from temporary lifts to consumer spending started to fade. Since then, economic growth has been fitful. It has remained centered on the consumer, as business spending has languished at near-record lows.

After their brief rally in the first quarter, stocks fell sharply in the second and third quarters, despite the gradual improvement in corporate earnings. Financial scandals, concerns about further terrorist activity, and the potential for war with Iraq have all taken a toll on investor sentiment--and stock valuations. After rebounding off October lows, stocks ended the year drifting somewhat, apparently waiting to see if positive year-end influences would provide the catalyst for a new rally.

A VARIETY OF STOCKS CONTRIBUTED TO PERFORMANCE
In general, the Fund benefited from carefully selected holdings in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the year. Among the reasons for this were the weakening U.S. dollar, a reduced level of hedging by gold producers, concerns about conflict in the Middle East, and weak equity markets. Energy stocks generally benefited from increases in the prices for crude oil and natural gas.

Our returns were hurt by positions in the telecommunication and technology sectors. As corporate spending failed to rebound, these areas were the hardest hit.

POTENTIAL FOR IMPROVEMENT IN 2003
After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush Administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. We remain committed to our value style of investing, and we believe that it can continue to perform well.

We thank you for your interest in the Strong Multi Cap Value Fund.

I. CHARLES RINALDI
Portfolio Manager

STRONG ADVISOR SMALL CAP VALUE FUND

                                                                                          Lipper Small-Cap Value Funds
                          Advisor Small Cap Value Fund          Russell 2000 Index                      Index
 Dec 1997                           $10,000.00                       $10,000.00                       $10,000.00
 Jun 1998                           $11,730.00                       $10,492.78                       $10,418.54
 Dec 1998                           $10,610.00                        $9,745.47                        $9,328.91
 Jun 1999                           $12,230.00                       $10,650.19                        $9,872.67
 Dec 1999                           $13,590.00                       $11,816.98                        $9,505.19
 Jun 2000                           $15,860.00                       $12,175.79                        $9,976.42
 Dec 2000                           $17,170.00                       $11,459.99                       $11,035.71
 Jun 2001                           $21,140.00                       $12,245.35                       $12,746.85
 Dec 2001                           $20,259.24                       $11,744.90                       $12,934.34
 Jun 2002                           $21,842.30                       $11,192.73                       $13,397.51
 Dec 2002                           $19,016.83                        $9,339.12                       $11,485.58

                                  [LINE GRAPH]

+ THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP VALUE FUNDS INDEX. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE GRAPH AND THE AVERAGE ANNUAL TOTAL RETURNS TABLE DO NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THIS GRAPH IS BASED ON CLASS Z SHARES ONLY; PERFORMANCE FOR OTHER CLASSES WILL VARY, DUE TO DIFFERENCES IN FEE STRUCTURES.2

* THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR SMALL-CAPITALIZATION STOCKS. THE LIPPER SMALL-CAP VALUE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE 30 LARGEST FUNDS IN THIS LIPPER CATEGORY. SOURCE OF THE RUSSELL INDEX DATA IS STANDARD & POOR'S MICROPAL. SOURCE OF THE LIPPER INDEX DATA IS LIPPER INC.

THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION MAY DESCRIBE RESTRICTIONS ON THE PERCENTAGE OF A PARTICULAR TYPE OR QUALITY OF SECURITY IN WHICH THE FUND MAY INVEST ("PERCENTAGE RESTRICTIONS"). PERCENTAGE RESTRICTIONS APPLY AT THE TIME THE FUND PURCHASES A SECURITY. CIRCUMSTANCES SUBSEQUENT TO THE PURCHASE OF THE SECURITY, SUCH AS A CHANGE IN: (1) THE FUND'S ASSETS (E.G., DUE TO CASH INFLOWS AND REDEMPTIONS); (2) THE MARKET VALUE OF THE SECURITY; OR (3) THE PRICING, LIQUIDITY, OR RATING OF THE SECURITY, MAY CAUSE THE FUND TO EXCEED OR FALL SHORT OF THE PERCENTAGE RESTRICTION. IF THIS HAPPENS, THE FUND'S CONTINUED HOLDING OF THE SECURITY WILL NOT CONSTITUTE A VIOLATION OF THE PERCENTAGE RESTRICTION.

AVERAGE ANNUAL TOTAL RETURNS

CLASS Z1
                                        AS OF 12-31-02     AS OF 6-30-03
1-year                                       -6.13%           -0.46%
3-year                                       11.85%           11.09%
5-year                                       13.72%           13.14%
Since Fund Inception (12-29-95)              13.72%           15.18%

1 PERFORMANCE INFORMATION IS FOR CLASS Z SHARES (FORMERLY RETAIL CLASS SHARES). THE STRONG ADVISOR SMALL CAP VALUE FUND CLASS Z SHARES ARE CLOSED TO NEW ACCOUNTS, THOUGH THE FUND MAY CONTINUE TO OFFER ITS SHARES TO CERTAIN COMPANY-SPONSORED RETIREMENT PLANS, INSTITUTIONAL INVESTORS MEETING SPECIFIC ELIGIBILITY REQUIREMENTS, AND OTHER LIMITED GROUPS AS DESCRIBED IN THE PROSPECTUS. PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, INVESTMENTS IN THESE STOCKS PRESENT MORE RISK THAN INVESTMENTS IN THOSE OF LARGER, MORE ESTABLISHED COMPANIES.


In an especially challenging year, the Fund posted negative returns but outperformed its primary benchmark, the Russell 2000 Index, by a wide margin. The first five months of the year were strong, but market conditions deteriorated until an apparent bottom in October. Results were better during the mid-October and November periods, followed by a flattish December.

We are happy to report that the Fund has now completed a five-year track record and has outperformed its primary benchmark each year over this period.

LOOKING BACK AT A CHOPPY YEAR
The first five months of the year were driven by a rebound in U.S. corporate profits that continued from the end of December 2001. Corporate profitability was fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Profit growth was also aided by a number of temporary factors such as tax rebates, tax refunds, and a warm winter. Nationwide, new home sales steadily increased through the first quarter and new car sales surged in the last half of the quarter, indicating that U.S. consumer spending was holding up.

The latter half of the year was punctuated by concerns about war with Iraq and disappointing news about the economy. The third quarter was especially difficult, with the market producing its worst quarter since 1987. The market appeared to reach bottom in October, then rallied until December. At that point, additional concerns about Iraq and problems in Venezuela caused oil prices to spike above the $30 per barrel level, and led the market into a decline.

Although nearly all major stock indices posted negative double-digit returns for the year, value stocks continued with a third straight year of outperforming growth stocks.

CONTRIBUTORS TO OUR PERFORMANCE THIS YEAR
We began the year with strong overweightings in basic materials--especially precious-metals stocks--and energy. We maintained these weightings over the year, which contributed positively to our performance. Precious-metals stocks were the best-performing area for the year. Gold prices rose 25% for the year, and many of our precious-metals stocks experienced more than threefold increases. Energy exploration and production stocks were also strong performers, as oil prices rose 57% and natural-gas prices rose 47%. Other positive contributors to the Fund's performance came from a broad range of sectors.

While energy exploration and production stocks performed well, energy service companies performed poorly. This was due to poor demand, poor execution of business plans, inclement weather, and project delays. And although the Fund was underweighted in technology, performance did take its share of lumps from the sector.

Over the year, we were underweighted in financial services, the best-performing sector of the market overall. We had underestimated the extent to which the Federal Reserve would aggressively lower interest rates. Also, we were uncomfortable with the valuation levels we were seeing in the marketplace, and with the increase in nonperforming loans at banks.

LOOKING AHEAD
After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. The market decline has resulted in an expansion of the small-cap stock universe, which we believe creates more attractive potential for small caps. We remain committed to our value style of investing, and believe that it can continue to outperform.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. CHARLES RINALDI
Portfolio Manager

                                    EXHIBIT C

             ADDITIONAL INFORMATION ABOUT THE GROWTH AND INCOME FUND
                            AND SMALL CAP VALUE FUND

FUND PERFORMANCE

         The following return information illustrates how the performance of the Growth and Income Fund's Investor Class shares and the Small Cap Value Fund's Class Z shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in each Fund by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
                                                   SMALL CAP
       YEAR         GROWTH AND INCOME FUND        VALUE FUND
       -------------------------------------------------------------
       1996               31.9%                    -
       1997               30.4%                    -
       1998               33.0%                    6.1%
       1999               32.2%                   28.1%
       2000              -10.3%                   26.3%
       2001              -20.1%                   18.0%
       2002              -21.8%                   -6.1%

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIOD SHOWN ABOVE)

                                      BEST QUARTER RETURN                 WORST QUARTER RETURN
                                      ----------------------------------- -----------------------------------
Growth and Income Fund                23.4% (4th Q 1998)                   -17.8% (1st Q 2001)
Small Cap Value Fund                  25.8% (2nd Q 1999)                   -24.6% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-02

 ------------------------------------------------ ------------------ ------------------ -------------------
                                                                                             SINCE FUND
                                                       1-YEAR             5-YEAR            INCEPTION(1)
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
 GROWTH AND INCOME FUND
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return Before Taxes                              -21.83%             -0.28%              7.83%
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return After Taxes on Distributions              -21.84%             -0.34%              7.46%
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return After Taxes on Distributions and          -13.40%(2)          -0.20%(2)           6.37%
    Sale of Fund Shares
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
  S&P 500 Index (reflects no deduction for           -22.09%             -0.58%              6.87%
  fees, expenses, or taxes)(3)
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
  Lipper Large-Cap Core Funds Index (reflects        -21.23%             -0.74%              5.88%
  no deduction for fees, expenses, or taxes)(4)
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
 SMALL CAP VALUE FUND
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return Before Taxes                               -6.13%             13.72%             13.72%
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return After Taxes on Distributions               -6.13%             13.71%             13.71%
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
    Return After Taxes on Distributions and           -3.77%(2)          11.47%             11.47%
    Sale of Fund Shares
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
 Russell 2000(R)Index (reflects no deductions         -20.48%             -1.36%             -1.36%
 for fees, expenses, or taxes)(5)
 ------------------------------------------------ ------------------ ------------------ -------------------
 ------------------------------------------------ ------------------ ------------------ -------------------
 Lipper Small-Cap Value Funds Index (reflects        -11.20%              2.81%              2.81%
 no deductions for fees, expenses, or taxes)(4)
 ------------------------------------------------ ------------------ ------------------ -------------------

(1) THE GROWTH AND INCOME FUND AND THE SMALL CAP VALUE FUND COMMENCED OPERATIONS ON DECEMBER 29, 1995 AND DECEMBER 31, 1997, RESPECTIVELY.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(4) THE LIPPER LARGE-CAP CORE FUNDS INDEX AND THE LIPPER SMALL-CAP VALUE FUNDS INDEX ARE AVERAGES OF THE 30 LARGEST FUNDS IN THEIR RESPECTIVE LIPPER CATEGORY.
(5) THE RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FINANCIAL HIGHLIGHTS

         This information describes investment performance of the Growth and Income Fund's Investor Class shares and the Small Cap Value Fund's Class Z shares for the periods shown. Certain information reflects financial results for a single Investor Class or Class Z share outstanding for the entire period. "Total Return" shows how much an investment in the Growth and Income Fund or Small Cap Value Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures, except for the fiscal period ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

GROWTH AND INCOME FUND - INVESTOR CLASS

--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
                                              JUNE 30,  DEC. 31,   DEC. 31,   DEC. 31,   OCT. 31,   OCT. 31,   OCT. 31,
SELECTED PER-SHARE DATA(A)                     2003(B)    2002       2001      2000(C)     2000       1999       1998
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Period          $15.85     $20.28     $25.37     $28.34     $25.26     $18.73     $16.35
Income From Investment Operations:
   Net Investment Income (Loss)                 0.02       0.02     (0.02)    (0.00)(d)   (0.09)     (0.03)       0.03
   Net Realized and Unrealized Gains
      (Losses) on Investments                   1.55     (4.45)     (5.07)     (2.65)       3.19       6.56       3.07
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
   Total From Investment Operations             1.57     (4.43)     (5.09)     (2.65)       3.10       6.53       3.10
Less Distributions:
   From Net Investment Income                   (0.02)  (0.00)(d)       --         --         --    (0.00)(d)   (0.03)
   From Net Realized Gains                        --         --         --     (0.32)     (0.02)         --     (0.62)
   In Excess of Net Realized Gains                --         --         --         --         --         --     (0.07)
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
   Total Distributions                        (0.02)    (0.00)(d)       --     (0.32)     (0.02)    (0.00)(d)   (0.72)
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Net Asset Value, End of Period                $17.40     $15.85     $20.28     $25.37     $28.34     $25.26     $18.73
============================================= ========= ========== ========== ========== ========== ========== ==========
============================================= ========= ========== ========== ========== ========== ========== ==========
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
--------------------------------------------- --------- ---------- ---------- ---------- ---------- ---------- ----------
   Total Return                                +9.9%     -21.8%     -20.1%      -9.3%     +12.3%     +34.9%     +19.7%
   Net Assets, End of Period (In Millions)      $646       $582       $886     $1,109     $1,228       $861       $399
   Ratio of Expenses to Average Net Assets
      Before Expense Offsets                   1.5%*       1.4%       1.3%      1.1%*       1.1%       1.1%       1.1%
   Ratio of Expenses to Average Net Assets
                                               1.5%*       1.4%       1.3%      1.1%*       1.1%       1.1%       1.1%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets                       0.2%*       0.1%     (0.1%)    (0.0%)*(d)  (0.4%)     (0.1%)       0.1%
   Portfolio Turnover Rate(e)                 109.2%     187.8%     171.9%      23.3%     122.0%      52.3%     107.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.0005 or 0.05%.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SMALL CAP VALUE FUND -- CLASS Z

------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
                                                         JUNE 30,  DEC. 31,  DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
SELECTED PER-SHARE DATA(A)                                2003(B)    2002      2001       2000       1999       1998
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
Net Asset Value, Beginning of Period                    $18.98     $20.22     $17.17    $13.59      $10.61     $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                          (0.07)    0.04(c)    (0.08)     0.00(d)    (0.08)     (0.07)
   Net Realized and Unrealized Gains (Losses) on          2.79     (1.28)      3.17      3.58        3.06       0.68
   Investments
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
   Total From Investment Operations                       2.72     (1.24)      3.09      3.58        2.98       0.61
Less Distributions:
   From Net Realized Gains                                --        --        (0.04)       --        --         --
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
   Total Distributions                                    --        --        (0.04)       --        --         --
Net Asset Value, End of Period                          $21.70     $18.98     $20.22    $17.17      $13.59     $10.61
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
------------------------------------------------------- ---------- --------- ---------- ---------- ---------- ----------
   Total Return                                         +14.3%     -6.1%      +18.0%    +26.3%      +28.1%     +6.1%
   Net Assets, End of Period (In Millions)               $830       $659       $541      $249        $45        $24
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                       1.4%*      1.5%       1.4%      1.4%        1.7%       1.9%
   Ratio of Expenses of Average Net Assets               1.4%*      1.5%       1.4%      1.4%        1.7%       1.9%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                           (0.7%)*     0.2%      (0.5%)     0.0%(d)    (1.0%)     (1.0%)
   Portfolio Turnover Rate(e)                            16.9%     28.2%       42.0%     60.3%      95.5%      121.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by average shares outstanding throughout the year.
(d)  Calculated amount is less than $0.0005 or 0.05%
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 15, 2003

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
                            STRONG EQUITY FUNDS, INC.
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated September 15, 2003 for the Special Meeting of Shareholders of Strong Large Cap Core Fund ("Large Cap Core Fund") and Strong Multi Cap Value Fund ("Multi Cap Value Fund") to be held on Friday, October 31, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Strong Growth and Income Fund ("Growth and Income Fund") and Strong Advisor Small Cap Value Fund ("Small Cap Value Fund") is contained in and incorporated by reference to the Growth and Income Fund's Statement of Additional Information dated May 1, 2003, as supplemented on June 30, 2003, as it may be amended from time to time and the Small Cap Value Fund's Statement of Additional Information dated May 1, 2003, as it may be amended from time to time. The audited financial statements and related independent auditor's reports for the Growth and Income Fund and Small Cap Value Fund contained in each Fund's Annual Report for the fiscal year ended December 31, 2002, and the unaudited financial statements contained in each Fund's Semiannual Report dated June 30, 2003, are hereby incorporated by reference insofar as they relate to the Growth and Income Fund and Small Cap Value Fund. No other parts of the Annual Report or Semiannual Report are incorporated by reference.

         Further information about the Large Cap Core Fund and Multi Cap Value Fund is contained in and incorporated by reference to each Fund's prospectus and Statement of Additional Information dated May 1, 2003, as supplemented on June 30, 2003, as it may be amended from time to time. The audited financial statements and related independent auditor's reports for the Large Cap Core Fund and Multi Cap Value Fund contained in each Fund's Annual Report for the fiscal year ended December 31, 2002, and the unaudited financial statements contained in each Fund's Semiannual Report dated June 30, 2003, are hereby incorporated by reference insofar as they relate to the Large Cap Core Fund and Multi Cap Value Fund. No other parts of the Annual Report or Semiannual Report are incorporated by reference.

            Pro forma financial statements of the Small Cap Value Fund reflecting the reorganization with the Multi Cap Value Fund are included within this Statement of Additional Information. Pro forma financial statements for the Growth and Income Fund are not included in this Statement of Additional Information because the net asset value of the Large Cap Core Fund is less than ten percent of the Growth and Income Fund's net asset value.

         Each Fund will furnish, without charge, a copy of its most recent Semiannual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Family of Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.


              The date of this Statement of Additional Information
                             is September 15, 2003.

PROXY VOTING POLICIES AND PROCEDURES

The following summary describes how Strong Capital Management, Inc. ("Advisor"), as investment adviser to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board of Directors. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

GENERAL PRINCIPLE.
The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

THE PROXY COMMITTEE.
The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

PROCESS.
In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

ROUTINE CORPORATE ADMINISTRATIVE ITEMS.
The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

o    Appointment or election of auditors;
o Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
o    Routine election or re-election of unopposed directors;
o    Director's liability and indemnification;
o Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o Stock option plans, when 10% or fewer or the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), provided, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
o    Employee stock purchase or ownership plans;
o    Name changes; and
o    The time and location of the annual meeting.

The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

SPECIAL INTEREST ISSUES.
While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

o        Restrictions on military contracting;
o        Restrictions on the marketing of controversial products;
o        Restrictions on corporate political activities;
o        Restrictions on charitable contributions;
o        Restrictions on doing business with foreign countries;
o        A general policy regarding human rights;
o        A general policy regarding employment practices;
o        A general policy regarding animal rights;
o        A general policy regarding nuclear power plants;
o        Compensation plans; and
o        Rotating the location of the annual meeting among various cities.

RESOLVING MATERIAL CONFLICTS OF INTEREST.
The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines,
b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

PROXY VOTING RECORD RETENTION.
The Advisor retains the following records for a minimum of five years: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' request for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.



PRO FORMA SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                   STRONG ADVISOR SMALL CAP                                      PRO FORMA COMBINED STRONG
                                          VALUE FUND            STRONG MULTI CAP VALUE FUND    ADVISOR SMALL CAP VALUE FUND
                                  --------------------------------------------------------------------------------------------
                                   SHARES OR       VALUE         SHARES OR       VALUE          SHARES OR        VALUE
                                   PRINCIPAL                     PRINCIPAL                      PRINCIPAL
                                     AMOUNT                       AMOUNT                         AMOUNT
COMMON STOCKS
AUTO MANUFACTURERS - DOMESTIC
General Motors Corporation                                           157,400      $5,666,400        157,400        $5,666,400

AUTO/TRUCK - ORIGINAL EQUIPMENT
Dana Corporation                                                     214,800       2,483,088        214,800         2,483,088
Dura Automotive Systems, Inc.
(b) (d)                              1,250,300    $12,265,443                                     1,250,300        12,265,443

Tower Automotive, Inc. (b)           1,641,400      6,007,524                                     1,641,400         6,007,524
                                              ----------------              -----------------              -------------------
                                                   18,272,967                      2,483,088                       20,756,055

BANKS - SOUTHEAST
Hibernia Corporation Class A           816,060     14,819,650        110,000       1,997,600        926,060        16,817,250

BEVERAGES - ALCOHOLIC
Adolph Coors Company Class B           122,320      5,991,234                                       122,320         5,991,234

BUILDING - AIR CONDITIONING &
HEATING PRODUCTS
York International Corporation         260,200      6,088,680                                       260,200         6,088,680

BUILDING - CEMENT/CONCRETE/AGGREGATE
U.S. Concrete, Inc. (b)              1,307,600      5,021,184                                     1,307,600         5,021,184

BUILDING - CONSTRUCTION
PRODUCTS/MISCELLANEOUS
Royal Group Technologies, Ltd.
(b)                                    631,800      4,504,734        786,400       5,607,032      1,418,200        10,111,766

BUILDING - HEAVY CONSTRUCTION
Chicago Bridge & Iron Company
NV (d)                               1,828,400     41,468,112        241,300       5,472,684      2,069,700        46,940,796

BUILDING - MAINTENANCE & SERVICES
ABM Industries, Inc.                   478,310      7,365,974         61,275         943,635        539,585         8,309,609
Healthcare Services Group, Inc.
(b) (d)                                522,100      7,377,273                                       522,100         7,377,273
                                              ----------------              -----------------              -------------------
                                                   14,743,247                        943,635                       15,686,882

BUILDING - MOBILE/MANUFACTURERS & RV
Clayton Homes, Inc.                    135,700      1,703,035                                       135,700         1,703,035

BUILDING - PAINT & ALLIED PRODUCTS
H.B. Fuller Company                    335,500      7,387,710                                       335,500         7,387,710

RPM International, Inc.                                               43,700         600,875         43,700           600,875
                                              ----------------              -----------------              -------------------
                                                    7,387,710                        600,875                        7,988,585
CHEMICALS - BASIC
FMC Corporation (b)                    770,300     17,431,889                                       770,300        17,431,889

CHEMICALS - FERTILIZERS
Agrium, Inc.                         2,235,715     24,503,437        402,015       4,406,084      2,637,730        28,909,521

CHEMICALS - PLASTICS
Intertape Polymer Group, Inc.
(b) (d)                              2,215,000     13,179,250                                     2,215,000        13,179,250

PolyOne Corporation                  2,520,300     11,215,335                                     2,520,300        11,215,335
                                              ----------------                                             -------------------
                                                   24,394,585                                                      24,394,585

CHEMICALS - SPECIALTY
OM Group, Inc. (c)                     944,400     13,911,012                                       944,400        13,911,012

COMMERCIAL SERVICES -
ADVERTISING
R.H. Donnelley Corporation (b)(c)      551,300     20,105,911                                       551,300        20,105,911

COMMERCIAL SERVICES - BUSINESS
SERVICES
US Oncology, Inc. (b)                  698,400      5,161,176                                       698,400         5,161,176

COMMERCIAL SERVICES - MISCELLANEOUS
Navigant Consulting, Inc. (b)        1,239,170     14,684,164                                     1,239,170        14,684,164

COMMERCIAL SERVICES -
SECURITY/SAFETY
Armor Holdings, Inc. (b) (c)         1,119,100     14,995,940        122,800       1,645,520      1,241,900        16,641,460

DHB Industries, Inc. (b)             1,508,700      6,170,583                                     1,508,700         6,170,583
Wackenhut Corrections
Corporation (b)                        564,510      7,739,432                                       564,510         7,739,432
                                              ----------------              -----------------              -------------------
                                                   28,905,955                     1,645,520                        30,551,475

COMMERCIAL SERVICES - STAFFING
Gevity HR, Inc.                        284,400      3,361,608                                       284,400         3,361,608

kforce.com, Inc. (b) (d)             1,804,685      8,716,628                                     1,804,685         8,716,628

MPS Group, Inc. (b)                  1,392,715      9,581,879                                     1,392,715         9,581,879
                                              ----------------                                             -------------------
                                                   21,660,115                                                      21,660,115

COMPUTER - INTEGRATED SYSTEMS
Evans & Sutherland Computer
Corporation (b) (d)                    573,500      3,257,480                                       573,500         3,257,480

COMPUTER - LOCAL NETWORKS
Black Box Corporation (c)              215,900      7,815,580                                       215,900         7,815,580

COMPUTER - MEMORY DEVICES
Iomega Corporation (b)               1,065,610     11,295,466                                     1,065,610        11,295,466

COMPUTER SOFTWARE - ENTERPRISE
JDA Software Group, Inc. (b)(c)        782,700      8,758,413                                       782,700         8,758,413

Lightbridge, Inc. (b) (d)            1,359,600     11,910,096                                     1,359,600        11,910,096

OSI Systems, Inc. (b)                  463,910      7,450,395                                       463,910         7,450,395
                                              ----------------                                             -------------------
                                                   28,118,904                                                      28,118,904

COMPUTER SOFTWARE - MEDICAL
Eclipsys Corporation (b) (c)           184,125      1,922,265                                       184,125         1,922,265
IDX Systems Corporation (b) (c)
(d)                                  1,219,100     18,920,432                                     1,219,100        18,920,432
                                              ----------------                                             -------------------
                                                   20,842,697                                                      20,842,697

CONTAINERS
Constar International, Inc. (b)
(d)                                    941,100      7,142,949                                       941,100         7,142,949

DIVERSIFIED OPERATIONS
ALLETE, Inc. (c)                       445,000     11,814,750                                       445,000        11,814,750

ELECTRICAL - EQUIPMENT

Encore Wire Corporation (b) (d)      1,146,900     10,895,550                                     1,146,900        10,895,550

ELECTRONICS - MEASURING
INSTRUMENTS

Veeco Instruments, Inc. (b)                                          172,500       2,937,675        172,500         2,937,675

ELECTRONICS - PARTS DISTRIBUTORS
Richardson Electronics, Ltd.           260,600      2,110,860                                       260,600         2,110,860

ELECTRONICS - SEMICONDUCTOR
EQUIPMENT
Credence Systems Corporation (b)       436,200      3,694,614         94,200         797,874        530,400         4,492,488

ELECTRONICS - SEMICONDUCTOR
MANUFACTURING
Cirrus Logic, Inc. (b)               1,600,500      6,434,010                                     1,600,500         6,434,010

Power Integrations, Inc. (b)                                          63,700       1,549,184         63,700         1,549,184

TriQuint Semiconductor, Inc. (b)       100,000        416,000                                       100,000           416,000
                                              ----------------              -----------------              -------------------
                                                    6,850,010                      1,549,184                        8,399,194

ELECTRONICS PRODUCTS -
MISCELLANEOUS
Celestica, Inc. (b) (c)                569,200      8,970,592        109,400       1,724,144        678,600        10,694,736

Coherent, Inc. (b)                     610,900     14,618,837        163,570       3,914,230        774,470        18,533,067
Rofin-Sinar Technologies, Inc.
(b) (d)                                249,450      3,507,267                                       249,450         3,507,267
                                              ----------------              -----------------              -------------------
                                                   27,096,696                      5,638,374                       32,735,070

ENERGY - OTHER
Headwaters, Inc. (b)                   900,500     13,228,345                                       900,500        13,228,345

FINANCE - CONSUMER/COMMERCIAL LOANS
World Acceptance Corporation
(b) (d)                                959,600     15,622,288                                       959,600        15,622,288

FINANCE - INVESTMENT BROKERS
Labranche & Company, Inc.              284,500      5,886,305         65,100       1,346,919        349,600         7,233,224

FINANCE - PUBLICLY TRADED
INVESTMENT FUNDS - EQUITY
iShares Trust Russell 2000
Index Fund                              30,800      2,738,120                                        30,800         2,738,120
iShares Trust Russell 2000
Value Index Fund                        20,600      2,657,400                                        20,600         2,657,400
                                              ----------------                                             -------------------
                                                    5,395,520
                                                                                                                    5,395,520

FOOD - MISCELLANEOUS PREPARATION
Del Monte Foods Company (b)          1,372,785     12,135,420        184,200       1,628,328      1,556,985        13,763,748

HOUSEHOLD - APPLIANCES
Maytag Corporation                                                    54,400       1,328,448         54,400         1,328,448

HOUSEHOLD - OFFICE FURNITURE
American Financial Realty Trust        406,000      6,053,460         61,800         921,438        467,800         6,974,898

INSURANCE - ACCIDENT & HEALTH
UnumProvident Corporation              796,600     10,682,406        163,800       2,196,558        960,400        12,878,964

INSURANCE - LIFE
Phoenix Companies, Inc.                623,700      5,632,011                                       623,700         5,632,011

INSURANCE -
PROPERTY/CASUALTY/TITLE
Chubb Corporation                                                     76,500       4,590,000         76,500         4,590,000
Endurance Specialty Holdings,
Ltd.                                   261,510      7,806,073         37,800       1,128,330        299,310         8,934,403
Hartford Financial Services
Group, Inc.                                                           36,500       1,838,140         36,500         1,838,140

Mercury General Corporation            618,700     28,243,655        134,200       6,126,230        752,900        34,369,885

Vesta Insurance Group, Inc.             28,500         65,550                                        28,500            65,550
                                              ----------------              -----------------              -------------------
                                                   36,115,278                     13,682,700                       49,797,978

INTERNET - E*COMMERCE
FreeMarkets, Inc. (b)                                                611,500       4,256,040        611,500         4,256,040

Overstock.com, Inc. (b) (d)            153,900      2,233,089                                       153,900         2,233,089

Stamps.com, Inc. (b)                 1,036,900      4,977,120                                     1,036,900         4,977,120
                                              ----------------              -----------------              -------------------
                                                    7,210,209                      4,256,040                       11,466,249

INTERNET - INTERNET SERVICE
PROVIDER/CONTENT
EarthLink, Inc. (b)                  2,775,400     21,897,906                                     2,775,400        21,897,906

Net2Phone, Inc. (b) (d)              1,725,500      7,471,415                                     1,725,500         7,471,415
                                              ----------------                                             -------------------
                                                   29,369,321                                                      29,369,321

LEISURE - SERVICES
Pegasus Solutions, Inc. (b) (c)        797,500     12,959,375         85,500       1,389,375        883,000        14,348,750

MACHINERY - GENERAL INDUSTRIAL
Robbins & Myers, Inc.                  355,200      6,571,200                                       355,200         6,571,200

UNOVA, Inc. (b)                      1,771,100     19,659,210                                     1,771,100        19,659,210
                                              ----------------                                             -------------------
                                                   26,230,410                                                      26,230,410

MEDICAL - BIOMEDICAL/GENETICS
CV Therapeutics, Inc. (b) (c)                                        114,100       3,384,206        114,100         3,384,206

MEDICAL - GENERIC DRUGS
Andrx Group (b) (c)                    840,400     16,723,960        203,400       4,047,660      1,043,800        20,771,620

MEDICAL - INSTRUMENTS
Applera Corporation-Applied
Biosystems Group (c)                   904,800     17,218,344                                       904,800        17,218,344

MEDICAL - NURSING HOMES
Beverly Enterprises, Inc. (b)        3,440,400     12,041,400        968,000       3,388,000      4,408,400        15,429,400
Manor Care, Inc. (b) (c)               995,600     24,899,956        100,600       2,516,006      1,096,200        27,415,962
                                              ----------------              -----------------              -------------------
                                                   36,941,356                      5,904,006                       42,845,362

MEDICAL - OUTPATIENT/HOME CARE
Gentiva Health Services, Inc.
(b)                                    754,900      6,794,100                                       754,900         6,794,100

MEDICAL - PRODUCTS
Allied Healthcare Products,
Inc. (b) (d)                           564,100      2,013,837                                       564,100         2,013,837
Discovery Partners
International, Inc. (b) (d)          1,505,800      6,685,752                                     1,505,800         6,685,752
OraSure Technologies, Inc. (b)
(c)                                  1,591,950     11,875,947                                     1,591,950        11,875,947
                                              ----------------                                             -------------------
                                                   20,575,536                                                      20,575,536

MEDICAL/DENTAL - SERVICES
Omnicare, Inc. (c)                     320,000     10,812,800         78,200       2,642,378        398,200        13,455,178

METAL ORES - GOLD/SILVER
Apex Silver Mines, Ltd. (b) (d)      1,939,700     28,610,575        340,000       5,015,000      2,279,700        33,625,575

Glamis Gold, Ltd. (b)                2,923,800     33,535,986                                     2,923,800        33,535,986

Goldcorp, Inc.                       1,709,500     20,514,000                                     1,709,500        20,514,000
Harmony Gold Mining Company,
Ltd. Sponsored ADR (c)               1,843,500     24,831,945        246,900       3,325,743      2,090,400        28,157,688

Meridian Gold, Inc. (b) (c)          1,289,800     14,819,802        133,710       1,536,328      1,423,510        16,356,130
Newmont Mining Corporation
Holding Company (c)                                                  187,800       6,095,988        187,800         6,095,988
                                              ----------------              -----------------              -------------------
                                                  122,312,308                     15,973,059                      138,285,367

METAL ORES - MISCELLANEOUS
Alcan, Inc.                                                          140,500       4,396,245        140,500         4,396,245

BHP Billiton, Ltd. Sponsored ADR                                     196,700       2,279,753        196,700         2,279,753
Cleveland-Cliffs, Inc. (b)             156,600      2,795,310                                       156,600         2,795,310

Inco, Ltd. (b)                                                       192,400       4,067,336        192,400         4,067,336
                                              ----------------              -----------------              -------------------
                                                    2,795,310                     10,743,334                       13,538,644

METAL PROCESSING & FABRICATION
Webco Industries, Inc. (b)             122,200        348,270                                       122,200           348,270

OIL & GAS - CANADIAN
EXPLORATION & PRODUCTION
Canadian Natural Resources, Ltd.                                      69,300       2,765,763         69,300         2,765,763

OIL & GAS - CANADIAN INTEGRATED
Imperial Oil, Ltd.                                                    75,000       2,619,000         75,000         2,619,000

OIL & GAS - DRILLING
Grey Wolf, Inc. (b)                    646,800      2,613,072                                       646,800         2,613,072

Helmerich & Payne, Inc.                545,180     15,919,256        154,300       4,505,560        699,480        20,424,816

Parker Drilling Company (b)            348,200      1,013,262                                       348,200         1,013,262
Pride International, Inc. (b)
(c)                                    966,200     18,183,884                                       966,200        18,183,884

Transocean, Inc. (b)                   345,900      7,599,423        168,900       3,710,733        514,800        11,310,156
                                              ----------------              -----------------              -------------------
                                                   45,328,897                      8,216,293                       53,545,190

OIL & GAS - FIELD SERVICES
BJ Services Company (b) (c)            248,500      9,283,960                                       248,500         9,283,960

Global Industries, Ltd. (b)          3,396,400     16,370,648      1,095,000       5,277,900      4,491,400        21,648,548

Key Energy Services, Inc. (b)        2,206,900     23,657,968        737,900       7,910,288      2,944,800        31,568,256

Newpark Resources, Inc. (b)          2,079,900     11,397,852                                     2,079,900        11,397,852
Oceaneering International, Inc.
(b)                                    472,800     12,080,040                                       472,800        12,080,040
Petroleum Geo-Services ASA
Sponsored ADR (b)                      194,100        118,401        182,700         111,447        376,800           229,848

Petroleum Helicopters, Inc. (b)        102,080      3,220,624                                       102,080         3,220,624
Petroleum Helicopters, Inc.
(non-voting) (b)                       174,260      5,253,939                                       174,260         5,253,939

Schlumberger, Ltd.                                                   150,550       7,161,664        150,550         7,161,664

Willbros Group, Inc. (b)               545,200      5,664,628        188,600       1,959,554        733,800         7,624,182
                                              ----------------              -----------------              -------------------
                                                   87,048,060                     22,420,853                      109,468,913

OIL & GAS - INTERNATIONAL SPECIALTY
CNOOC, Ltd. ADR                                                      144,500       4,291,650        144,500         4,291,650

OIL & GAS - MACHINERY/EQUIPMENT

Matrix Service Company (b) (d)         437,300      7,512,814                                       437,300         7,512,814
Smith International, Inc. (b)
(c)                                    298,500     10,966,890                                       298,500        10,966,890
                                              ----------------                                             -------------------
                                                   18,479,704                                                      18,479,704

OIL & GAS - UNITED STATES
EXPLORATION & PRODUCTION
Forest Oil Corporation (b)           1,295,700     32,547,984        246,500       6,192,080      1,542,200        38,740,064
Greka Energy Corporation (b) (d)       455,100      2,634,574                                       455,100         2,634,574
The Houston Exploration Company
(b)                                     50,000      1,735,000                                        50,000         1,735,000
McMoRan Exploration Company (b)
(c) (d)                                853,500      9,507,990                                       853,500         9,507,990

Newfield Exploration Company (b)       237,500      8,918,125                                       237,500         8,918,125

Noble Energy, Inc.                     507,300     19,175,940        116,900       4,418,820        624,200        23,594,760

PetroQuest Energy, Inc. (b)            629,300      1,478,855                                       629,300         1,478,855
Pioneer Natural Resources
Company (b)                            273,500      7,138,350         55,400       1,445,940        328,900         8,584,290
Range Resources Corporation (b)
(d)                                  3,577,800     22,432,806        409,900       2,570,073      3,987,700        25,002,879
Remington Oil & Gas Corporation
(b)                                    377,700      6,942,126                                       377,700         6,942,126

Stone Energy Corporation (b)           364,300     15,271,456         53,500       2,242,720        417,800        17,514,176
                                              ----------------              -----------------              -------------------
                                                  127,783,206                     16,869,633                      144,652,839

OIL & GAS - UNITED STATES
INTEGRATED
El Paso Corporation                                                  542,100       4,380,168        542,100         4,380,168

PAPER & PAPER PRODUCTS
Chesapeake Corporation                 699,800     15,290,630                                       699,800        15,290,630
Wausau-Mosinee Paper
Corporation                          1,133,700     12,697,440                                     1,133,700        12,697,440
                                              ----------------                                             -------------------
                                                   27,988,070                                                      27,988,070

POLLUTION CONTROL - SERVICES
Calgon Carbon Corporation (d)        2,305,090     13,254,267        466,460       2,682,145      2,771,550        15,936,412

RETAIL - APPAREL/SHOE
American Eagle Outfitters, Inc.
(b) (c)                                654,400     12,001,696                                       654,400        12,001,696

Foot Locker, Inc. (c)                  866,400     11,479,800                                       866,400        11,479,800

Limited Brands (c)                                                    64,600       1,001,300         64,600         1,001,300

Too, Inc. (b) (c)                      472,700      9,572,175                                       472,700         9,572,175
                                              ----------------              -----------------              -------------------
                                                   33,053,671                1,001,300                             34,054,971

RETAIL - DEPARTMENT STORES
J.C. Penney Company, Inc.                                             67,000       1,128,950         67,000         1,128,950

RETAIL - MAIL ORDER & DIRECT
dELiA*s Corporation Class A (b)        275,000        192,500                                       275,000           192,500

J. Jill Group, Inc. (b) (c)            193,700      3,261,908                                       193,700         3,261,908
                                              ----------------                                             -------------------
                                                    3,454,408                                                       3,454,408

RETAIL - MAJOR DISCOUNT CHAINS
Shopko Stores, Inc. (b) (c)            382,480      4,972,240                                       382,480         4,972,240

RETAIL -
MISCELLANEOUS/DIVERSIFIED
Barbeques Galore, Ltd.
Sponsored ADR  (d)                     423,120      1,148,771                                       423,120         1,148,771
Sharper Image Corporation (b)
(c) (d)                                908,600     24,777,522                                       908,600        24,777,522
                                              ----------------                                             -------------------
                                                   25,926,293                                                      25,926,293

RETAIL - RESTAURANTS
McDonald's Corporation                                                15,600         344,136         15,600           344,136

RETAIL/WHOLESALE - AUTO PARTS
The Pep Boys - Manny, Moe & Jack       192,620      2,602,296         21,600         291,816        214,220         2,894,112

SHOES & RELATED APPAREL
Wolverine World Wide, Inc.             489,900      9,435,474                                       489,900         9,435,474

STEEL - PRODUCERS
IPSCO, Inc.                          1,554,600     16,634,220                                     1,554,600        16,634,220
Roanoke Electric Steel
Corporation                            385,000      2,883,650                                       385,000         2,883,650

Steel Dynamics, Inc. (b)             1,430,410     19,596,617                                     1,430,410        19,596,617
United States Steel Corporation
(c)                                  1,037,600     16,985,512                                     1,037,600        16,985,512
                                              ----------------                                             -------------------
                                                   56,099,999                                                      56,099,999

STEEL - SPECIALTY ALLOYS
Carpenter Technology
Corporation                            733,950     11,449,620                                       733,950        11,449,620

GrafTech International, Ltd. (b)     1,469,000      8,006,050      1,032,400       5,626,580      2,501,400        13,632,630
                                              ----------------              -----------------              -------------------
                                                                             5,626,580
                                                   19,455,670                                                      25,082,250

TELECOMMUNICATIONS - CELLULAR
AT&T Wireless Services, Inc. (b)                                     706,100       5,797,081        706,100         5,797,081

TELECOMMUNICATIONS - EQUIPMENT
ADC Telecommunications, Inc. (b)                                   1,674,900       3,899,167      1,674,900         3,899,167

ECI Telecom, Ltd. (b)                                              1,166,400       3,429,216      1,166,400         3,429,216
                                                                            -----------------              -------------------
                                                                                   7,328,383                        7,328,383

TELECOMMUNICATIONS - SERVICES
Sprint Corporation                                                   148,300       2,135,520        148,300         2,135,520

TRANSPORTATION - AIRLINE
Linea Aerea Nacional Chile SA
Sponsored ADR                        1,013,900      8,111,200                                     1,013,900         8,111,200

TRANSPORTATION - RAIL
CSX Corporation                                                      249,700       7,513,473        249,700         7,513,473

TRANSPORTATION - SERVICES
EGL, Inc. (b) (c)                      661,260     10,051,152                                       661,260        10,051,152

TRANSPORTATION - SHIP
Omi Corporation (b)                  1,235,100      7,608,216                                     1,235,100         7,608,216

TRANSPORTATION - TRUCK
Covenant Transport, Inc. Class
A (b)                                  511,000      8,687,000                                       511,000         8,687,000

UTILITY - ELECTRIC POWER
TECO Energy, Inc.                                                    222,500       2,667,775        222,500         2,667,775

UTILITY - GAS DISTRIBUTION
Southwestern Energy Corporation
(b)                                     23,000        345,230                                        23,000           345,230

------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS                             1,362,421,738                    207,270,993                    1,569,692,731
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (A)
REPURCHASE AGREEMENTS
ABN AMRO Inc. (Dated 6/30/03),
1.20%, Due 7/01/03 (Repurchase
proceeds $139,704,657 and
$18,800,627, respectively);
Collateralized by: United
States Government & Agency
Issues                            $139,700,000    139,700,000    $18,800,000      18,800,000   $158,500,000       158,500,000
State Street Bank (Dated
6/30/03), 0.75%, Due 7/01/03
(Repurchase proceeds $652,014
and $1,376,529, respectively);
Collateralized by: United
States Government & Agency
Issues                                 652,000        652,000      1,376,500       1,376,500      2,028,500         2,028,500
------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                      140,352,000                     20,176,500                      160,528,500
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $1,502,773,738                   $227,447,493                   $1,730,221,231
==============================================================================================================================

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security is held in conjunction with open written option contracts.
(d)  Affiliated Issuer.

                       See Notes to Financial Statements.


PRO FORMA CONDENSED STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
June 30, 2003 (Unaudited)
                                                                     (In Thousands, Except Per Share Amounts)

                                                      STRONG ADVISOR    STRONG MULTI    PRO FORMA       PRO FORMA COMBINED
                                                      SMALL CAP VALUE     CAP VALUE     ADJUSTMENTS       STRONG ADVISOR
                                                           FUND            FUND                         SMALL CAP VALUE
                                                                                                               FUND
                                                     ----------------- -------------- -------------   --------------------

ASSETS:
    Investments in Securities, at Value
       Unaffiliated Issuers (Cost of $1,100,656 and
$256,647, respectively)                                    $1,220,228       $227,447             -             $1,447,675
       Affiliated Issuers (Cost of $220,753 and $0,
respectively)                                                 282,546              -             -                282,546
    Receivable for Securities Sold                              5,682          3,138             -                  8,820
    Receivable for Fund Shares Sold                             2,066              4             -                  2,070
    Dividends and Interest Receivable                             194            157             -                    351
    Other Assets                                                  104             40             -                    144
                                                     ----------------- -------------- -------------   --------------------
    Total Assets                                            1,510,820        230,786             -              1,741,606

LIABILITIES:
    Payable for Securities Purchased                            8,246          3,599             -                 11,845
    Written Options, at Value (Premiums Received of
$3,276
    and $495, respectively)                                     3,415            438             -                  3,853
    Payable for Fund Shares Redeemed                              883             39             -                    922
    Accrued Operating Expenses and Other Liabilities              406            252             -                    658
                                                     ----------------- -------------- -------------   --------------------
    Total Liabilities                                          12,950          4,328             -                 17,278
                                                     ----------------- -------------- -------------   --------------------
NET ASSETS                                                 $1,497,870       $226,458             -             $1,724,328
                                                     ================= ============== =============   ====================

NET ASSETS CONSIST OF:
    Capital Stock (Par Value and Paid-in Capital)          $1,314,653       $379,170             -             $1,693,823
    Undistributed Net Investment Income (Loss)                (4,749)          (405)             -                (5,154)
    Undistributed Net Realized Gain (Loss)                      6,740      (123,164)             -              (116,424)
    Net Unrealized Appreciation (Depreciation)                181,226       (29,143)             -                152,083
                                                     ----------------- -------------- -------------   --------------------
    Net Assets                                             $1,497,870       $226,458             -             $1,724,328
                                                     ================= ============== =============   ====================



CLASS A ($ AND SHARES IN FULL)
    Net Assets                                           $448,717,723              -                         $448,717,723
    Capital Shares Outstanding
       (Unlimited Number Authorized)                       20,764,485              -                           20,764,485
   NET ASSET VALUE PER SHARE                                   $21.61              -                               $21.61
                                                     ================= ==============                 ====================

    PUBLIC OFFERING PRICE PER SHARE
    ($21.61 divided by .9425)                                  $22.93              -                               $22.93
                                                     ================= ==============                 ====================


CLASS B ($ AND SHARES IN FULL)
    Net Assets                                            $94,160,431              -                          $94,160,431
    Capital Shares Outstanding
       (Unlimited Number Authorized)                        4,436,321              -                            4,436,321
   NET ASSET VALUE PER SHARE                                   $21.22              -                               $21.22
                                                     ================= ==============                 ====================


CLASS C ($ AND SHARES IN FULL)
    Net Assets                                           $125,489,880              -                         $125,489,880
    Capital Shares Outstanding
       (Unlimited Number Authorized)                        5,903,914              -                            5,903,914
   NET ASSET VALUE PER SHARE                                   $21.26              -                               $21.26
                                                     ================= ==============                 ====================


CLASS Z / INVESTOR CLASS ($ AND SHARES IN FULL)
    Net Assets                                           $829,501,946   $226,458,427                       $1,055,960,373
    Capital Shares Outstanding
       (Unlimited Number Authorized)                       38,229,401      5,042,531     5,393,341(a)          48,665,273
   NET ASSET VALUE PER SHARE                                   $21.70         $44.91                               $21.70
                                                     ================= ==============                 ====================


(a) New class shares of the surviving fund transferred at NAV of surviving fund.



                       See Notes to Financial Statements.


PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
For the Twelve Months Ended December 31, 2002
                                                                         (In Thousands)

                                            STRONG          STRONG      COMBINED         ADJUSTMENTS         PRO FORMA
                                         ADVISOR SMALL      MULTI CAP                                    COMBINED STRONG
                                        CAP VALUE FUND      VALUE FUND                                    ADVISOR SMALL
                                                                                                         CAP VALUE FUND
                                        ---------------   ------------ -------------   -------------   ------------------
INCOME:
    Dividends - Unaffiliated Issuers
(net of foreign withholding taxes
      of $180 and $77, respectively)           $15,810         $3,332       $19,142               -              $19,142
    Dividends - Affiliated Issuers               1,225             29         1,254               -                1,254
    Interest                                     1,248            128         1,376               -                1,376
------------------------------------------------------------------------------------------------------------------------
    Total Income                                18,283          3,489        21,772               -               21,772
------------------------------------------------------------------------------------------------------------------------

EXPENSES:

    Investment  Advisory  Fees                   8,058          2,113        10,171               -               10,171

    Administrative Fees                          3,228            705         3,933               -                3,933
    Custodian Fees                                 184             69           253           ($69)(a)               184

    Shareholder Servicing Costs                  3,372          1,332         4,704               -                4,704

    Reports to Shareholders                        398            295           693               -                  693

    12b-1 Fees                                   2,124              -         2,124               -                2,124

    Federal and State Registration Fees             86             63           149            (63)(a)                86

    Other                                          152             66           218             (9)(a)               209
                                        ---------------------------------------------------------------------------------
    Total Expenses Before Expense               17,602          4,643        22,245                               22,104
Offsets                                                                                       (141)

    Expense Offsets                              (113)           (60)         (173)               -                (173)
                                        ---------------------------------------------------------------------------------

    Expenses, Net                               17,489          4,583        22,072           (141)               21,931
                                        ---------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       794        (1,094)         (300)             141                (159)
-------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:

    Investments                               (24,049)       (48,538)      (72,587)               -             (72,587)

    Written Options                             10,930          4,969        15,899               -               15,899
                                        ---------------------------------------------------------------------------------
    Net Realized Gain (Loss)                  (13,119)       (43,569)      (56,688)                             (56,688)
                                                                                                  -
  Net Change in Unrealized
Appreciation/Depreciation on:
    Investments                               (87,026)       (32,843)     (119,869)                            (119,869)
    Written Options                              2,203            748         2,951                                2,951
                                        ---------------------------------------------------------------------------------
    Net Change in Unrealized                  (84,823)       (32,095)     (116,918)                            (116,918)
Appreciation/Depreciation                                                                         -
-------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                (97,942)       (75,664)     (173,606)               -            (173,606)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    ($97,148)      ($76,758)    ($173,906)            $141           ($173,765)
=========================================================================================================================


(a) Decrease due to economies of scale achieved by merging the funds.

                       See Notes to Financial Statements.




PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)
                                                                               (In Thousands)
                                             STRONG ADVISOR    STRONG MULTI                                    PRO FORMA COMBINED
                                               SMALL CAP       CAP VALUE                                       STRONG ADVISOR
                                             VALUE FUND        FUND             COMBINED        ADJUSTMENTS   SMALL CAP VALUE FUND
                                            ---------------- -------------- -----------------------------------------------------
INCOME:
    Dividends - Unaffiliated Issuers (net
of foreign withholding taxes

      of $110 and $16, respectively)                 $3,590         $1,269          $4,859            -                   $4,859

    Dividends - Affiliated Issuers                      395              -             395            -                      395

    Interest                                            199             42             241            -                      241
--------------------------------------------------------------------------------------------------------------------------------
    Total Income                                      4,184          1,311           5,495            -                    5,495
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
    Investment  Advisory  Fees                        4,595            779           5,374           -                     5,374
    Administrative Fees                               1,840            260           2,100           -                    2,100
    Custodian Fees                                       76             33             109           ($33)(a)                 76
    Shareholder Servicing Costs                       1,623            587           2,210           -                     2,210
    Reports to Shareholders                             107            115             222           -                       222
    12b-1 Fees                                        1,366              -           1,366           -                     1,366
    Professional Fees                                    24              8              32           -                        32
    Federal and State Registration Fees                  47             15              62            (15)(a)                 47
    Other                                               107           (37)              70             (2)(a)                 68
                                            -------------------------------------------------------------------------------------
    Total Expenses Before Expense Offsets
                                                      9,785          1,760          11,545            (50)                11,495
    Expense Offsets                                    (59)           (44)           (103)              -                  (103)
                                            -------------------------------------------------------------------------------------
    Expenses, Net                                     9,726          1,716          11,442            (50)                11,392
                                            -------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
                                                    (5,542)          (405)         (5,947)              50               (5,897)
---------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                      26,530       (26,209)             321              -                    321

    Written Options                                     446          1,330           1,776              -                  1,776
                                            -------------------------------------------------------------------------------------
    Net Realized Gain (Loss)
                                                     26,976       (24,879)           2,097              -                  2,097
  Net Change in Unrealized
Appreciation/Depreciation on:
    Investments                                     159,779         48,756         208,535              -                208,535

    Written Options                                   (757)             11           (746)              -                  (746)
                                            -------------------------------------------------------------------------------------
    Net Change in Unrealized
Appreciation/Depreciation                           159,022         48,767         207,789              -                207,789
---------------------------------------------------------------------------------------------------------------------------------

NET GAIN (LOSS) ON INVESTMENTS                      185,998         23,888         209,886              -                209,886
---------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $180,456        $23,483        $203,939             $50              $203,989
=================================================================================================================================


(a) Decrease due to economies of scale achieved by merging the funds.

STRONG EQUITY FUNDS, INC.
Notes to Pro Forma Financial Statements


1. BASIS OF COMBINATION

The unaudited Pro Forma Schedules of Investments, Pro Forma Condensed Statements of Assets and Liabilities, and Pro Forma Condensed Statements of Operations give effect to the proposed merger of Strong Multi Cap Value Fund into Strong Advisor Small Cap Value Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies sometimes referred to as the pooling without restatement method. The Merger will be accomplished by an exchange of all outstanding shares of Strong Multi Cap Value Fund in exchange for Class Z shares of Strong Advisor Small Cap Value Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong  Equity  Funds,  Inc.  is  an  open-end  management   investment  company
registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma Condensed Statements of Assets and Liabilities assume the issuance of additional shares of the respective Strong Fund as if the reorganization had taken place on June 30, 2003 and are based on the net asset value of the acquiring fund. In addition, Strong Advisor Small Cap Value Fund is the surviving fund for accounting and legal purposes. The performance history of Strong Advisor Small Cap Value Fund will be carried forward.

PROXY CARD                 STRONG LARGE CAP CORE FUND
                           STRONG MULTI CAP VALUE FUND
                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Christopher O. Petersen and Richard W. Smirl as proxies, each with power to act without the other, and with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong Large Cap Core Fund ("Large Cap Core Fund"), a series of Strong Equity Funds, Inc. and, all shares of stock of the Strong Multi Cap Value Fund ("Multi Cap Value Fund"), a series of Strong Equity Funds II, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at 100 Heritage Reserve, Menomonee Falls,
Wisconsin 53051 on October 31, 2003, at 9:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated September 15, 2003, receipt of which is hereby acknowledged.



                                 VOTE VIA THE INTERNET: HTTP://PROXY.STRONG.COM VOTE BY TOUCH-TONE TELEPHONE: 1-866-241-6192 CONTROL NUMBER: 999 99999 999 999


                    NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER owner may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                    ____________________________________________________________
                    Signature(s) (Title(s), if applicable)


                    ______________________________________________________, 2003
                    Date                                               LCM_13454

ACCOUNT                 FUNDNAME
12345678910             Large Cap Core Fund      99999.999

PROXY CARD FOR SPECIAL
MEETING OF SHAREHOLDERS                WE NEED YOUR VOTE BEFORE OCTOBER 31, 2003

PLEASE, your vote is important and as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by
(1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-866-241-6192, or (3) voting on the Strong web site at http://proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-866-241-6192, of such revocation at any time before the Meeting.


                                                         THANK YOU FOR YOUR TIME

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR the proposals and in the discretion of the proxies as to any other matters that may properly come before the Meeting.

TO VOTE,  FILL IN  APPROPRIATE  BOXES  BELOW IN BLUE OR  BLACK  INK AS  FOLLOWS.
EXAMPLE:

1A. TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION OF STRONG EQUITY FUNDS, INC., ON BEHALF OF THE STRONG LARGE CAP CORE FUND, INCLUDING AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS, AND THE TRANSACTIONS IT CONTEMPLATES.

                      FOR   AGAINST  ABSTAIN
Large Cap Core Fund   ___     ___      ___

1B. TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION OF STRONG EQUITY FUNDS II, INC., ON BEHALF OF THE STRONG MULTI CAP VALUE FUND, INCLUDING AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS, AND THE TRANSACTIONS IT CONTEMPLATES.

Not Applicable

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

               TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD